UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24008

HL SCOPE RIC LLC

(Exact name of registrant as specified in charter)

110 Washington Street, Suite 1300

Conshohocken, Pennsylvania 19428-2053

(Address of principal executive offices) (Zip Code)

Keith Kleinman

Hamilton Lane Advisors, L.L.C.

110 Washington Street, Suite 1300

Conshohocken, Pennsylvania 19428-2053

(Name and address of agent for service)

Copy to:

Suzan Barron	Ryan P. Brizek, Esq.
Brown Brothers Harriman & Co.	Simpson Thacher & Bartlett LLP
50 Post Office Sq.	900 G Street, N.W.
Boston, MA 02110	Washington, D.C. 20001

Registrant’s telephone number, including area code: (888) 882-8212

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Report to Stockholders.

1.(a) The Report to Shareholders is attached herewith.

HL SCOPE RIC LLC

(Delaware Limited Liability Company)

Consolidated Annual Report

For the year ended December 31, 2025

HL SCOPE RIC LLC

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HL SCOPE RIC LLC

Management’s Discussion of Fund Performance (Unaudited)

Objective and Strategy

The HL SCOPE RIC LLC (“SCOPE RIC”) is a subsidiary investment vehicle registered under the Investment Company Act of 1940 within the structure of the Hamilton Lane Senior Credit Opportunities Fund (“SCOPE”), which is a Luxembourg SICAV RAIF, senior credit-focused evergreen fund designed for investors seeking safety and yield. Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) formed SCOPE RIC to solve for tax origination challenges.

Performance of the Fund

While SCOPE RIC is solely an investment vehicle utilized by SCOPE, and does not have outside investors, the performance of the portfolio has been positive. The SCOPE RIC portfolio held approximately 106 first lien, senior secured investments in the vehicle with a total fund size of approximately $963 million. Interest income generated from the loans in the portfolio was the primary driver of performance since inception of SCOPE RIC.

Themes in the Portfolio

Private credit as an asset class has demonstrated long-term stability of performance (relative and absolute) and is a strategy where investors continue to allocate capital given the attractive risk/return, diversification, and cash flow characteristics. The asset class continues to offer investors yield, diversification and the potential for higher returns relative to fixed income.

We continue to see strong demand tailwinds for private credit. As of Q2 2025, the funding gap between private equity buyout dry powder and private credit origination capacity was estimated at approximately $1.2 trillion. When combined with the growing wall of upcoming loan maturities, this imbalance continues to support an ample deployment runway for private credit strategies. Additionally, the higher-for-longer rate environment persisted through 2025, with base rates remaining well above levels seen in the decade leading up to the 2022 tightening cycle. Although the 3-month Secured Oversight Financing Rate ended the year around the mid-3% range, investors continued to benefit from a ~200 basis point floating-rate premium relative to the pre-2022 period.

Despite ongoing macro and geopolitical uncertainty, credit fundamentals proved stable and default rates remain muted in 2025. The leveraged loan market default rates ended the year at 1.18% by issuer count, which remains below the 25-year average of 2.15%. Distress levels finished near their 25-year average, indicating pockets of stress rather than broad-based credit deterioration.

In 2025, the Hamilton Lane Direct Credit platform reviewed over 820 transactions totaling more than $32.0 billion, surpassing 2024’s total of $16.4 billion. This robust pipeline provides broad market visibility and supports diversification across industries, geographies, managers, and risk/return profiles. We are continuing to see deal flow across sectors but prioritize service-oriented sectors like healthcare, business services, technology services, where the companies have high free cash flow characteristics and recurring revenue models. By contrast, the firm has largely avoided cyclical sectors like energy and companies with large consumer facing exposure, which has seen less consistent demand and greater sensitivity to macro volatility.

Looking ahead to 2026, private credit remains positioned for continued stability amid a broadly stable backdrop. While potential risks such as an AI tech bubble, weakening labor market, inflation and geopolitical unrest warrant monitoring, the market environment remains supportive for credit.

In this environment, manager selection is critical. We believe scaled platforms with robust sourcing and investment discipline will be well positioned to deliver stable, consistent returns over the long term.

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KPMG LLP Suite 4000 1735 Market Street Philadelphia, PA 19103-7501

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

HL SCOPE RIC LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of HL SCOPE RIC LLC and subsidiary (the Fund), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from April 1, 2024 (commencement of operations) through December 31, 2024, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the year then ended and for the period from April 1, 2024 through December 31, 2024. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from April 1, 2024 through December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, general partner/manager of the underlying investments and agent banks; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hamilton Lane investment companies since 2024.

Philadelphia, Pennsylvania
February 26, 2026

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

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HL SCOPE RIC LLC

Fund Performance (Unaudited)

December 31, 2025

This graph compares a hypothetical $1,000,000 investment in the Fund’s Common Shares, made at its inception, with similar investments in the Morningstar LSTA US Leveraged Loan 100 Index (the "Index"). Results include the reinvestment of all dividends and capital gains. The Index does not reflect expenses, fees, or sales charges, which would lower performance.

The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Average Annual Total Returns as of December 31, 2025
	1 Year	Since Inception*
HL SCOPE RIC LLC - Common Shares	9.65%	9.62%
Morningstar LSTA US Leveraged Loan 100 Index	1.35%	1.50%

* Commencement of operations for the HL SCOPE RIC LLC was April 1, 2024. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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HL SCOPE RIC LLC

Consolidated Schedule of Investments

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92%
Term Loans* – 125.90%
Direct Credit – 125.90%
North America – 125.90%
AIS Holdco, LLC (Initial Term Loan)[1]	6% + CME Term SOFR	5/21/2029	5/21/2024	$8,591,250	$8,474,942	$ 8,435,748#
American Auto Auction Group, LLC (2025 Refinancing Term Loan (First Lien))[1,3]	4.5% + CME Term SOFR	5/28/2032	11/24/2025	9,974,874	9,826,595	9,851,721
Apex Service Partners, LLC (2024 Revolving Credit Loan)[1,2]	5% + CME Term SOFR	10/24/2029	10/22/2024	78,334	78,334	77,856#
Apex Service Partners, LLC (2024 Term Loan)[1]	5% + CME Term SOFR	10/24/2030	10/22/2024	3,750,040	3,719,968	3,727,165#
Apex Service Partners, LLC (First Amendment Incremental DDTL Loan)[1]	5% + CME Term SOFR	10/24/2030	9/24/2024	4,967,926	4,948,275	4,937,621#
Apex Service Partners, LLC (Initial DDTL)[1]	5% + CME Term SOFR	10/24/2030	10/22/2024	892,546	885,388	887,101#
Apex Service Partners, LLC (Second Amendment Incremental DDTL Loan)[1,2]	5% + CME Term SOFR	10/24/2030	4/29/2025	7,279,043	7,249,175	7,234,640#
Apex Service Partners, LLC (Second Amendment Incremental Term Loan)[1]	5% + CME Term SOFR	10/24/2030	4/29/2025	3,605,012	3,573,405	3,583,021#
Aptive Environmental, LLC (Initial Term Loan)[1]	4.75% + CME Term SOFR	10/15/2032	10/15/2025	30,930,233	30,630,365	30,630,365
Arctic Holdco, LLC (2025 DDTL)[1,2,3]	5.25% + CME Term SOFR	1/31/2032	1/31/2025	2,351,656	2,340,300	2,327,434#
Arctic Holdco, LLC (Initial Refinancing Revolving Loan)[1,2]	5.25% + CME Term SOFR	1/31/2031	1/31/2025	458,599	457,908	453,875#
Arctic Holdco, LLC (Tranche B Term Loan)[1,3]	5.25% + CME Term SOFR	1/31/2032	1/31/2025	33,294,268	32,968,368	32,951,337#
Assembled Intelligence, LLC (Second Amendment Incremental Term Loan (First Lien))[1]	5% + CME Term SOFR	5/3/2029	10/25/2024	9,384,375	9,314,975	9,329,007#
Assembled Intelligence, LLC (Third Amendment Incremental Term Loan (First Lien))[1]	5.25% + CME Term SOFR	5/3/2029	10/10/2025	1,771,357	1,754,774	1,760,906#
Associations, Inc. (Special Purpose DDTL)[1,2]	6.5% + CME Term SOFR	7/2/2028	5/3/2024	433,532	433,532	432,709#
Associations, Inc. (Term Loan A)[1]	6.5% + CME Term SOFR	7/2/2028	5/3/2024	12,918,508	12,918,508	12,893,963#
BDO USA, PC (2024 Term Loan)[1]	5% + CME Term SOFR	8/31/2028	10/4/2024	14,810,606	14,810,606	14,785,428#
BDO USA, PC (2025 Term Loan)[1]	4.5% + CME Term SOFR	8/31/2028	11/3/2025	1,130,710	1,120,049	1,120,049
Bristol Hospice, LLC (Initial Term Loan)[1,3]	5% + CME Term SOFR	8/26/2032	8/26/2025	18,257,840	18,080,385	18,084,330
Businessolver.com, Inc. (Amendment No.5 Initial Term Loan)[1,3]	4.5% + CME Term SOFR	12/3/2032	12/3/2025	32,882,562	32,720,014	32,720,014
C&S Wholesale Grocers, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	9/20/2030	8/6/2025	9,975,000	9,690,983	9,690,983

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Schedule of Investments (Continued)

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92% (Continued)
Term Loans* – 125.90% (Continued)
Direct Credit – 125.90% (Continued)
North America – 125.90% (Continued)
Celero Commerce, LLC (Multi-Draw Term Loan (2025))[1,2]	5% + CME Term SOFR	2/28/2031	3/14/2025	$424,096	$424,330	$421,637#
Celero Commerce, LLC (Term Loan (2025))[1]	5% + CME Term SOFR	2/28/2031	3/14/2025	15,180,723	15,082,191	15,092,675#
Continental Cafe Holdings, LLC (DDTL)[1,2,3]	5% + CME Term SOFR	12/31/2029	12/19/2024	2,171,742	2,158,979	2,155,643#
Continental Cafe Holdings, LLC (Initial Term Loan)[1,3]	5% + CME Term SOFR	12/31/2029	12/19/2024	10,350,000	10,224,326	10,247,535#
Dealer Services Network, LLC (Second Amendment Incremental Term Loan)[1,3]	5.5% + CME Term SOFR	2/9/2027	9/5/2024	15,840,000	15,700,580	15,709,344
Dealer Services Network, LLC (Third Amendment Incremental Term Loan)[1,3]	5.5% + CME Term SOFR	2/9/2027	10/14/2025	2,700,000	2,676,235	2,677,729
Diligent Corporation (fka Diamond Merger Sub II, Corp.) (A-1 Cash Pay Term Loan)[1]	5% + CME Term SOFR	8/2/2030	4/23/2024	6,374,113	6,339,042	6,293,799#
Diligent Corporation (fka Diamond Merger Sub II, Corp.) (A-1 PIK Option Term Loan)[1]	5% + CME Term SOFR	8/2/2030	4/23/2024	1,092,701	1,086,689	1,078,933#
DTI Holdco, Inc. (2025 Refinancing Term Loan (First Lien))[1,3]	4% + CME Term SOFR	4/26/2029	2/7/2025	18,016,892	17,979,733	17,067,402#
Engineering Research and Consulting, LLC (Term B Loan)[1,3]	5% + CME Term SOFR	8/29/2031	8/16/2024	9,900,000	9,707,135	9,379,260#
Envision Management Holding, Inc. (DDTL)[1,2]	6.5% + CME Term SOFR	12/31/2030	12/30/2025	7,249,347	7,124,980	7,140,667
Envision Management Holding, Inc. (Initial Term Loan)[1,3]	5.5% + CME Term SOFR	12/31/2030	12/30/2025	45,655,340	44,970,885	44,970,885
ESCP DTFS, Inc. (Initial Term Loan)[1]	5.5% + CME Term SOFR	9/28/2029	9/30/2024	9,875,000	9,745,581	9,770,325#
Fabletics, Inc. (Initial Term Loan)[1]	7.5% + CME Term SOFR	10/31/2030	10/30/2025	20,000,000	19,806,897	19,806,897
Finastra USA, Inc. (Initial USD Term Loan (First Lien))[1,3]	4% + CME Term SOFR	9/15/2032	7/31/2025	10,000,000	9,901,959	9,904,185
Frazier & Deeter Advisory, LLC (Initial Term Loan)[1]	4.5% + CME Term SOFR	5/3/2032	5/1/2025	38,977,313	38,747,638	38,770,733#
GGG Midco, LLC (DDTL B)[1,3]	5% + CME Term SOFR	9/27/2030	12/8/2025	3,323,323	3,323,323	3,323,323
GGG Midco, LLC (DDTL C)[1,3]	5% + CME Term SOFR	9/27/2030	12/8/2025	3,067,596	3,075,284	3,075,284
GGG Midco, LLC (DDTL)[1,3]	5% + CME Term SOFR	9/27/2030	12/8/2025	5,587,263	5,587,263	5,601,393
Harris & Co., LLC (Delayed Draw Term B Loan)[1]	5% + CME Term SOFR	8/9/2030	8/21/2025	2,875,030	2,875,030	2,875,030
Harris & Co., LLC (Revolving Loan)[1,2]	5% + CME Term SOFR	8/9/2030	8/21/2025	62,104	61,809	61,672
Hills Distribution, Inc. (Initial Term Loan)[1,3]	5.5% + CME Term SOFR	11/8/2029	12/5/2025	14,666,667	14,632,909	14,613,276

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Schedule of Investments (Continued)

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92% (Continued)
Term Loans* – 125.90% (Continued)
Direct Credit – 125.90% (Continued)
North America – 125.90% (Continued)
Innovative Systems, LLC (Initial Term Loan)[1,3]	4.75% + CME Term SOFR	8/20/2032	8/20/2025	$18,693,182	$18,507,780	$18,515,973
KAMC Holdings, Inc. (Initial Term Loan)[1,3]	5.25% + CME Term SOFR	8/1/2031	8/1/2025	20,496,183	20,196,104	20,040,711
KAMC Holdings, Inc. (Revolving Credit Loan)[1,2]	5.25% + CME Term SOFR	8/1/2031	8/1/2025	515,267	509,637	508,074
Kleinfelder Intermediate, LLC (DDTL)[1,2]	5% + CME Term SOFR	9/18/2030	6/12/2025	1,979,772	1,979,772	1,979,772#
Kleinfelder Intermediate, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	9/18/2030	6/12/2025	18,639,113	18,639,113	18,639,113#
Klick Inc. (Initial Term Loan)[1,4]	5% + CME Term SOFR	11/5/2032	11/5/2025	37,087,913	36,902,864	36,906,607
Legacy Service Partners, LLC (Tenth Amendment Term Loan)[1,3]	4.5% + CME Term SOFR	11/10/2031	11/10/2025	5,977,158	5,977,158	5,947,968
Lehr Upfitters, LLC (Original Term Loan)[1,3]	4.75% + CME Term SOFR	9/19/2029	11/12/2025	16,439,665	16,320,749	16,320,749
Lehr Upfitters, LLC (Revolving Loan)[1,2,3]	4.75% + CME Term SOFR	9/19/2029	11/12/2025	233,333	232,116	223,291
LHS Borrower, LLC (Initial Term Loan)[1,4]	5.25% + CME Term SOFR	9/4/2031	9/4/2025	51,544,442	50,813,269	50,813,269
LHS Borrower, LLC (Revolving Credit Loan)[1,2,4]	5.25% + CME Term SOFR	9/4/2031	9/4/2025	490,154	486,129	483,201
Lindstrom, LLC (Initial Revolving Credit Loan)[1,2,3]	5.5% + CME Term SOFR	12/30/2032	12/29/2025	2,215,500	2,182,374	2,182,294
Lindstrom, LLC (Initial Term Loan)[1,3]	5.5% + CME Term SOFR	12/30/2032	12/29/2025	40,954,984	40,341,380	40,341,140
LSCS Holdings, Inc. (2025 Refinancing Term Loan (First Lien))[1,3]	4.5% + CME Term SOFR	3/4/2032	2/21/2025	19,697,970	19,624,751	19,579,782#
Monarch Buyer, Inc. (DDTL)[1,2]	4.5% + CME Term SOFR	6/2/2032	6/2/2025	935,156	935,686	929,171#
Monarch Buyer, Inc. (Initial Term Loan)[1,4]	4.5% + CME Term SOFR	6/2/2032	6/2/2025	29,925,000	29,650,678	29,733,480#
NDT Global Holding, Inc. (DDTL)[1,2,3]	4.5% + CME Term SOFR	6/4/2032	6/4/2025	4,106,667	4,087,069	4,069,296#
NDT Global Holding, Inc. (Initial Term Loan)[1,3]	4.5% + CME Term SOFR	6/4/2032	6/4/2025	20,947,500	20,742,225	20,756,878#
NS and Associates, LLC (New Term A Loan)[1,4]	5.25% + CME Term SOFR	8/6/2030	8/6/2025	44,849,135	44,436,994	44,436,994
OMERS Relief Acquisition, LLC (Initial Term Loan (First Lien))[1,3]	4.5% + CME Term SOFR	7/3/2028	9/16/2025	13,578,859	13,462,200	13,492,822
OneZero Financial Systems, LLC (DDTL)[1,2]	5% + CME Term SOFR	10/7/2031	11/4/2024	530,603	529,343	525,881#
OneZero Financial Systems, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	10/7/2031	10/7/2024	8,970,673	8,896,795	8,889,513#
Pennant Park JV (First Lien Secured Notes)	8% + CME Term SOFR	8/8/2035	11/18/2025	13,125,000	13,125,000	13,125,000

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Schedule of Investments (Continued)

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92% (Continued)
Term Loans* – 125.90% (Continued)
Direct Credit – 125.90% (Continued)
North America – 125.90% (Continued)
Perforce Software, Inc. (2024-1 Refinancing Term Loan (First Lien))[1,3]	4.75% + CME Term SOFR	7/2/2029	12/18/2024	$4,950,000	$4,877,397	$ 4,615,621#
PestCo, LLC (DDTL)[1,2]	4.75% + CME Term SOFR	8/6/2030	8/6/2025	1,116,779	1,112,935	1,111,647
PestCo, LLC (Term A Loan)[1,3]	4.75% + CME Term SOFR	8/6/2030	8/6/2025	19,537,611	19,443,023	19,447,840
PGI Parent, LLC (Initial Term Loan)[1,3]	5% + CME Term SOFR	12/31/2031	12/29/2025	33,846,154	33,507,847	33,507,847
Priority Holdings, LLC (2025-1 Refinancing Term Loan)[1,3]	3.75% + CME Term SOFR	7/30/2032	7/23/2025	3,942,029	3,932,368	3,932,764
Project Cardinal Acquisition, LLC (Initial Term Loan)[1]	4.5% + CME Term SOFR	10/1/2032	10/1/2025	14,035,088	13,899,787	13,899,787
PT Intermediate Holdings III, LLC (2024 Term Loan)[1]	3.25% + CME Term SOFR	4/9/2030	4/3/2024	16,893,360	16,865,100	16,732,873#
Redwood Services, LP (Closing Date Term Loan)[1,4]	4.25% + CME Term SOFR	6/16/2032	6/16/2025	34,200,000	33,884,616	33,953,760#
Redwood Services, LP (DDTL)[1,2]	4.25% + CME Term SOFR	6/16/2032	6/16/2025	765,000	765,378	759,492#
SGA Dental Partners Opco, LLC (2025 DDTL)[1,2]	5.5% + CME Term SOFR	7/17/2029	4/1/2025	3,138,239	3,127,226	3,082,692#
SGA Dental Partners Opco, LLC (Initial DDTL)[1]	5.5% + CME Term SOFR	7/17/2029	7/17/2024	2,357,024	2,340,334	2,315,304#
SGA Dental Partners Opco, LLC (Initial Term Loan)[1]	5.5% + CME Term SOFR	7/17/2029	7/17/2024	12,461,310	12,284,831	12,240,744#
Silk Holdings III, LLC (Additional Amendment No. 5 Term Loan (First Lien))[1,3]	4.5% + CME Term SOFR	12/3/2032	12/3/2025	25,000,000	24,876,418	24,876,418
Silk Holdings III, LLC (Amendment No. 5 Revolving Credit Loan (First Lien))[1,2,3]	4.5% + CME Term SOFR	12/3/2032	12/3/2025	333,333	331,761	331,686
Smartronix, LLC (Term Loan)[1,3]	4.5% + CME Term SOFR	2/6/2032	2/6/2025	6,451,250	6,387,623	6,406,059#
Solidcore Topco, LLC (Amendment No 1 Incremental Term Loan)[1]	5.75% + CME Term SOFR	9/5/2031	9/5/2025	3,822,022	3,749,698	3,750,324
Solidcore Topco, LLC (Amendment No. 1 DDTL)[1]	5.75% + CME Term SOFR	9/5/2031	9/5/2025	1,071,482	1,061,344	1,051,381
Solidcore Topco, LLC (Initial Term Loan)[1]	5.75% + CME Term SOFR	11/4/2030	11/1/2024	9,925,000	9,764,824	9,738,814
SPLAT Super HoldCo, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	7/2/2032	7/16/2025	18,175,114	17,728,558	17,728,469
Starlight Parent, LLC (Initial Term Loan (First Lien))[1,3]	4% + CME Term SOFR	4/16/2032	3/13/2025	14,962,500	14,502,370	14,856,000#
Stellant Midco, LLC (2025 Refinancing Term Loan)[1]	4.5% + CME Term SOFR	9/16/2030	9/12/2025	19,900,000	19,900,000	19,950,000
Summit Buyer, LLC (Closing Date DDTL)[1,2]	5% + CME Term SOFR	6/2/2031	5/31/2024	5,719,216	5,698,509	5,650,586#

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Schedule of Investments (Continued)

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92% (Continued)
Term Loans* – 125.90% (Continued)
Direct Credit – 125.90% (Continued)
North America – 125.90% (Continued)
Summit Buyer, LLC (Closing Date Term Loan)[1]	5% + CME Term SOFR	6/2/2031	5/31/2024	$12,692,595	$12,594,452	$12,540,284#
Summit Buyer, LLC (Revolving Loan)[1,2]	5% + CME Term SOFR	5/31/2030	11/9/2024	397,283	397,640	392,515#
Sunshine Cadence Holdco, LLC (DDTL)[1,2]	5% + CME Term SOFR	5/1/2031	5/1/2024	3,086,103	3,086,103	3,073,759#
Sunshine Cadence Holdco, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	5/1/2031	5/1/2024	11,443,382	11,356,259	11,397,609#
Syndigo, LLC (Initial Term Loan)[1]	5% + CME Term SOFR	9/2/2032	10/3/2025	22,037,915	21,930,201	21,930,201
Tau Buyer, LLC (DDTL)[1,2]	4.75% + CME Term SOFR	2/2/2032	1/29/2025	1,552,941	1,546,718	1,539,741#
Tau Buyer, LLC (Revolving Credit Loan)[1,2]	4.75% + CME Term SOFR	2/2/2032	1/29/2025	141,176	140,921	139,976#
Tau Buyer, LLC (Term B Loan)[1]	4.75% + CME Term SOFR	2/2/2032	1/29/2025	6,764,706	6,705,925	6,707,206#
TEAM Services Group, LLC (Incremental Term Loan (First Lien))[1,3]	5.25% + CME Term SOFR	12/20/2027	6/28/2024	8,910,000	8,741,869	8,868,186#
Ultimus Group Midco, LLC (Initial Term Loan)[1,3]	4.75% + CME Term SOFR	7/1/2032	7/1/2025	24,000,000	23,764,910	23,777,176
US Fitness Holdings, LLC (Initial Term Loan)[1]	5.5% + CME Term SOFR	9/4/2031	9/4/2024	8,355,141	8,292,839	8,300,833#
Vensure Employer Services, Inc. (Initial Term Loan)[1,3]	5% + CME Term SOFR	9/27/2031	11/1/2024	11,880,031	11,763,674	11,790,915#
VSTG Intermediate Holdings, Inc. (Initial Term Loan)[1,3]	3.75% + CME Term SOFR	7/13/2029	1/24/2025	9,387,779	9,387,779	9,352,575#
Vybond Buyer, LLC (Initial Term Loan)[1]	4.75% + CME Term SOFR	2/3/2032	2/3/2025	10,348,116	10,213,056	10,210,486#
Wisdom Purchaser, LLC (Initial Term Loan)[1,3]	4.5% + CME Term SOFR	7/24/2032	7/24/2025	18,125,000	18,125,000	18,125,000
Total Direct Credit						1,212,480,449
Total North America						1,212,480,449
Total Term Loans						1,212,480,449

Credit Funds – 7.29%
Direct Equity – 7.29%
North America – 7.29%
BCP Great Lakes II - Series B Holdings LP^[1]	N/A	N/A	9/1/2025	N/A	7,318,296	7,091,392
BSP Debt Fund IV CV LP^[1]	N/A	N/A	8/26/2025	N/A	33,883,667	34,227,349
Pennant Park JV^[1]	N/A	N/A	11/18/2025	N/A	5,625,000	5,625,000
TPG Twin Brook Direct Lending Continuation Fund I, LP^[1]	N/A	N/A	12/30/2025	N/A	23,250,000	23,250,000
Total Direct Equity						70,193,741
Total North America						70,193,741
Total Credit Funds						70,193,741

See accompanying Notes to Consolidated Financial Statements.

www.hamiltonlane.com	HL SCOPE RIC LLC	9

HL SCOPE RIC LLC

Consolidated Schedule of Investments (Continued)

December 31, 2025

Description	Interest rate	Maturity date	Acquisition date	Principal amount	Cost	Fair Value
Investments† – 134.92% (Continued)
Short Term Investments – 1.73%
Time Deposits – 1.73%
Citibank, NA	2.98%	1/2/2026	12/31/2025	9,887,773	9,887,773	9,887,773
JPMorgan Chase & Co.	2.98%	1/2/2026	12/31/2025	6,776,415	6,776,415	6,776,415
Total Time Deposits						16,664,188
Total Short Term Investments						16,664,188
Total Investments (Cost $1,300,639,277)						$1,299,338,378
Liabilities in excess of other assets – (34.92)%						(336,255,607)
Total Net Assets – 100%						$963,082,771

DDTL - Delayed Draw Term Loan

CME - Chicago Mercantile Exchange

SOFR - Secured Overnight Financing Rate (CME Term SOFR 3 Month was 3.66% at December 31, 2025)

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company.
*	These loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks, (iii) the Certificate of Deposit rate, or (iv) SOFR.
#	The Fair Value is estimated using significant unobservable inputs. Please see notes to the consolidated financial statements for further details regarding the valuation policy of the Fund.
^	Investments do not issue shares.
[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments.
[2]	Investment has been committed to but has not been fully funded by the Fund as of year end.
[3]	All or a portion of this security is held through HL SCOPE RIC Investments LLC (See Note 1).
[4]	All or a portion of this security is segregated as collateral due to participation agreement (See Note 13).

Percentage based on net assets of $963,082,771.

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Statement of Assets and Liabilities

December 31, 2025

Assets
Investments, at fair value (cost $1,300,639,277)	$1,299,338,378
Cash	95,623
Receivable for investments sold	397,541
Interest receivable	8,078,276
Deferred financing costs	2,597,538
Dividend receivable	1,612,192
Other receivables	1,656,224
Total Assets	1,313,775,772

Liabilities
Line of credit payable	200,000,000
Participation agreement payable	146,993,257
Interest expense payable	1,692,579
Deferred original issue discount on unfunded loans	1,446,682
Payable for investments purchased	1,728
Administration fees payable	215,675
Commitment fees payable	132,642
Audit fees payable	107,500
Professional fees payable	45,205
Custody fees payable	24,681
Directors’ fees payable	15,000
Tax advisory fees payable	14,666
Transfer agent fees payable	3,386
Total Liabilities	350,693,001

Commitments and contingencies (see Note 9)

Net Assets	$963,082,771

Composition of Net Assets:
Paid-in capital	$965,244,104
Total distributable loss	(2,161,333)
Net Assets	$963,082,771

Net Assets Attributable to:
Common Shares	$963,082,771

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Common Shares	9,196,755

Net Asset Value per Share:
Common Shares	$104.72

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Statement of Operations

For the year ended December 31, 2025

Investment Income
Interest income	$58,734,990
Dividend income	2,257,435
Total Investment Income	60,992,425

Expenses
Interest expense	1,701,310
Administration fees	585,666
Operating expenses	445,441
Organizational expenses	353,781
Professional fees	240,935
Audit fees	222,500
Commitment fees	132,642
Financing costs	117,462
Custody fees	66,000
Directors’ fees	60,000
Tax advisory fees	35,875
Tax expense	17,124
Transfer agent fees	13,820
Other fees	281,126
Total Expenses	4,273,682
Net Investment Income	56,718,743

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	484,427
Net change in unrealized depreciation on investments	(1,977,271)
Net Realized and Change in Unrealized Loss	(1,492,844)

Net Increase in Net Assets Resulting from Operations	$55,225,899

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Statements of Changes in Net Assets

	For the year ended December 31, 2025	For the period ended December 31, 2024 ^
Change in Net Assets Resulting from Operations
Net investment income	$56,718,743	$11,893,617
Net realized gain on investments	484,427	93,586
Net change in unrealized (depreciation)/appreciation on investments	(1,977,271)	676,372
Net Change in Net Assets Resulting from Operations	55,225,899	12,663,575

Distributions to investors
Distributable earnings	(58,215,296)	(4,000,000)
Net Change in Net Assets from Distributions to Investors	(58,215,296)	(4,000,000)

Change in Net Assets Resulting from Capital Share Transactions
Common Shares
Proceeds from Common Shares issued	683,983,132	296,936,268
Cost of Common Shares redeemed	-	(23,510,807)*
Net Change in Net Assets Resulting from Capital Share Transactions	683,983,132	273,425,461

Total Net Increase in Net Assets	680,993,735	282,089,036

Net Assets
Beginning of year/period	282,089,036	-
End of year/period	$963,082,771	$282,089,036

Shareholder Activity
Common Shares
Shares issued	6,527,193	2,895,896
Shares redeemed	-	(226,334)
Net Change in Common Shares Outstanding	6,527,193	2,669,562

^	For the period from April 1, 2024 (commencement of operations) through December 31, 2024.

*	$23,510,807 represents in-kind redemption of investments, detailed in Note 11.

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Statement of Cash Flows

For the year ended December 31, 2025

Cash Flows From Operating Activities
Net increase in net assets from operations	$55,225,899
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(1,177,963,229)
Sales of investments	165,488,837
Purchases of short-term investments, net	(8,549,310)
Net realized (loss) on investments	(484,427)
Net change in unrealized appreciation/(depreciation) on investments	1,977,271
Amortization of financing costs	117,462
Changes in Assets
Increase in interest receivable	(5,898,538)
Increase in dividend receivable	(1,344,280)
Increase in other receivables	(1,656,224)
Changes in Liabilities
Increase in interest expense payable	1,692,579
Increase in deferred original issue discount on unfunded loans	1,215,172
Increase in commitment fees payable	132,642
Increase in administration fees payable	132,620
Decrease in tax advisory fees payable	(43,434)
Decrease in audit fees payable	(32,000)
Increase in custody fees payable	18,299
Increase in directors’ fees payable	15,000
Increase in transfer agent fees payable	411
Decrease in other payables	(31,558)
Net cash used in operating activities	(969,986,808)

Cash flows from financing activities:
Proceeds from Shares issued	683,983,132
Proceeds from line of credit	200,000,000
Proceeds from participation agreement	146,993,257
Distributions to investors	(58,215,296)
Payment of deferred financing costs	(2,715,000)
Net cash provided by financing activities	970,046,093

Net change in Cash	59,285
Cash – Beginning of year	36,338
Cash – End of year	$95,623

Supplemental disclosure:
Interest paid	$8,731
Excise taxes paid	17,124

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Consolidated Financial Highlights
December 31, 2025

	For the year ended December 31, 2025 Common Shares	For the period ended December 31, 2024 Common Shares*

Per Share Operating Performance:
Net Asset Value per share, beginning of year/period	$105.67	$100.00
Activity from investment operations:
Net investment income[1]	9.30	7.05
Net realized and unrealized gain on investments	0.47	0.12
Total from investment operations	9.77	7.17

Distributions to investors
From net investment income	(10.72)	(1.50)
Total distributions to investors	(10.72)	(1.50)

Net Asset Value per share, end of year/period	$104.72	$105.67
Net Assets, end of year/period	$963,082,771	$282,089,036

Ratios to average net assets:
Net investment income[2]	8.84%	9.10%[5]

Gross expenses[3]	0.67%	0.96%[5]

Total return[4]	9.65%	7.17%
Portfolio turnover rate	26.42%	9.90%

Senior Securities
Total borrowings (000s)	346,993	-
Asset coverage per $1,000 unit of senior Indebtedness[6]	3,776	-

[1]	Per share data is computed using the average shares method.
[2]	Net investment income has been annualized for periods of less than twelve months, except for organizational expenses which are one time expenses. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests that has not been distributed.
[3]	Expense ratios have been annualized for periods of less than twelve months, except for organizational expenses which are one time expenses. Expense ratios do not include the expenses of underlying funds.
[4]	Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the
Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.
[5]	Annualized.
[6]	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
*	For the period from April 1, 2024 (commencement of operations) through December 31, 2024.

See accompanying Notes to Consolidated Financial Statements.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements
December 31, 2025

1.	Organization

HL SCOPE RIC LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Hamilton Lane Advisors, L.L.C. (the “Adviser”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund, appointed under the terms of the investment management agreement between the Fund and Adviser (the "Investment Management Agreement"), pursuant to which it performs the functions of a discretionary investment manager. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware limited liability company on January 22, 2024 and commenced operations on April 1, 2024.

The Amended and Restated Limited Liability Company Agreement of the Fund dated as of June 17, 2024 (the "Limited Liability Company Agreement") was entered into by HL SCOPE RIC Holdings LLC, a Delaware limited liability company and initial member of the Fund. As of December 31, 2025, HL SCOPE RIC Holdings LLC is the sole member of the Fund.

The Fund bears all other expenses to be incurred in its operation (including to the extent such operations are performed by the Adviser or its affiliates).

The Fund registered under the Investment Company Act as filed with the Securities and Exchange Commission (“SEC”) on October 10, 2024. Up until October 10, 2024, the Fund remained an unregistered entity.

The investment objective of the Fund is to seek to obtain returns from current income and to a lesser extent, capital appreciation, through investments in private assets globally. The Fund seeks to build a portfolio over time to avoid concentrated risk exposures and to provide sufficient liquidity for limited redemptions.

(a)	Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board of Directors (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

1.	Organization (continued)

(a)	Consolidation of Subsidiaries (continued)

As of December 31, 2025, there is one active Subsidiary of the Fund:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
HL SCOPE RIC Investments LLC	January 29, 2025	United States	36.4%

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of December 31, 2024, the Fund had no Subsidiaries, therefore comparative statements and data for the period ended December 31, 2024 were not prepared on consolidated basis.

2.	Summary of significant accounting policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

(c) Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(d) Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in fund of funds at fair value in accordance with FASB ASC 820, Fair Value Measurement ("ASC 820").

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

2.	Summary of significant accounting policies (continued)

(d) Fair Value of Financial Instruments (continued)

Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. Pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee (the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund, subject to the oversight of the Board.

The Fund’s investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values in accordance with ASC 820, consistently applying generally accepted valuation techniques that involve unobservable inputs. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for investments.

Certain fund of funds are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

In cases where the NAV of the fund of funds is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

(e) Organizational Expenses

Organizational expenses consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board. The aggregate amount of the organizational costs for the year ended December 31, 2025 are $353,781.

Organizational expenses are expensed as incurred.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

2.	Summary of significant accounting policies (continued)

(f) Investment Transactions and Related Income

The Fund's primary source of income is interest income. Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. The Fund may also receive dividend income, which is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend. The Fund generally recognizes investment income and realized gains/losses sourced from fund of funds based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date notice is received. Such distributions often occur at irregular intervals, and the exact timing of distributions from the investments may not be known until notice is received. It is estimated that distributions will occur over the life of the investments.

Realized gains and losses from the sale of investments will represent the difference between the original cost of the investments, as adjusted for return of capital distributions, amortization and paid in kind interest (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

(g) Foreign Currency

The values of investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the investments and distributions received from the investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(h) Income Taxes

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually thereafter, as a "regulated investment company" (a "RIC") pursuant to Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Prior to October 10, 2024 the Fund was a single-member limited liability company and, as such, disregarded for federal income tax purposes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of December 31, 2025.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

2.	Summary of significant accounting policies (continued)

(h) Income Taxes (continued)

The Fund utilizes a tax-year end of December 31 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of and during the open tax year ended December 31, 2025, no provision for income taxes is required in the consolidated financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

3.	Investment Transactions

For the year ended December 31, 2025, purchases and sales of investments, excluding short-term investments and in-kind transfers, were $1,177,961,500 and $165,825,752, respectively.

4.	Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value are determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

4.	Portfolio Valuation (continued)

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II	Level III	Total
Investments
Term Loans	$-	$-	$1,212,480,449	$1,212,480,449
Time Deposits	16,664,188	-	-	16,664,188
	16,664,188	-	1,212,480,449	1,229,144,637
Investments valued using practical expedient*				70,193,741
Total Investments				$1,299,338,378

*Certain investments that are measured at fair value using NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the Consolidated Statement of Assets and Liabilities.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

Balance as of December 31, 2024	$263,520,394
Total gains or losses for the year included in earnings (or changes in net assets)	(2,217,565)
Transfers into Level III	-
Transfers out of Level III	-
Purchases	1,106,819,478
Sales	(155,641,858)
Balance as of December 31, 2025	$1,212,480,449
Change in unrealized gains or losses for the year included in earnings (or changes in partners’ capital) for Level III assets held at the end of the reporting year	$(1,936,219)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of December 31, 2025. Certain of the Fund's Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Fund, including recent transactions and broker quotes. As a result, fair value assets of approximately $709,956,109 have been excluded from the following table.

Assets	Fair Value at December 31, 2025	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Term Loans	$493,171,765	Income Approach	Market Yield	7.98%-11.70%	8.97%	Decrease
Term Loans	$9,352,575	Estimated realizable value	Expected Proceeds	N/A	N/A	Increase

(1)	The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2)	Weighted average by the relative fair value of the investments in that asset class.
(3)	This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

5.	Federal Income Taxes

At December 31, 2025, there were no differences between cost amounts for consolidated financial statements and federal income tax purposes.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the disregarded entity year as the Fund was not registered under the Investment Company Act until October 10, 2024. Starting from November 1, 2024, the Fund elected to be treated as, and qualified as, a RIC under Subchapter M of the Code. These reclassifications have no effect on net assets or NAV per share. For the year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(137,665)	$137,665

As of December 31, 2025 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	$-

Accumulated capital and other losses	$(860,434)
Unrealized appreciation/(depreciation) on investments	(1,300,899)

Total accumulated earnings	$(2,161,333)

As of December 31, 2025, the Fund had other temporary differences of $808,553 related to organizational expenses.

The tax character of distributions paid during the tax year ended December 31, 2025 and December 31, 2024 were as follows:

Distributions paid from:	As of December 31, 2025	As of December 31, 2024
Ordinary income	$58,215,296	$4,000,000
Net long term capital gains	-	-
Total distributions paid	$58,215,296	$4,000,000

In December 2023, the FASB issued Accounting Standards Update (“ASU”), ASU 2023-09, Income Taxes (“Topic 740”) –Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction, when material to the Fund’s financial statements. The amendments under this ASU are required to be applied prospectively and are effective for annual periods beginning after December 15, 2024. The Fund did not pay any federal or state and local income taxes during the year or period ended December 31, 2025 and December 31, 2024. The "Tax Expenses" presented in the Consolidated Statement of Operations reflect the payment of excise tax.

www.hamiltonlane.com	HL SCOPE RIC LLC	22

HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

6.	Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund has been organized as a non-diversified, closed-end management investment company and is designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike listed closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Fund's shares of limited liability company interests (the "Shares"). The Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount. In addition, from time to time, the Adviser may recommend to the Board that the Fund conduct a repurchase offer of, generally, no more than 5% of the Fund’s net assets. The Fund is not obligated to repurchase any Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the portfolio investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

The Fund’s investments are generally illiquid, non-publicly traded securities and are realized as distributions from investments made and when investments are disposed of. Portfolio is comprised of private credit instruments that are not rated and as such they have been categorized as non-investment grade. These investments are subject to various risk factors including market, credit, and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s investments.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

6.	Certain Risk Factors and Conflicts of Interest (Continued)

Fund of funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s NAV. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

7.	Additional Risk Factors

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

8.	Other agreements

The Fund has retained Brown Brothers Harriman & Co. (the "Administrator"), to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”).

The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual consolidated financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average NAV of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Brown Brothers Harriman & Co. serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder.

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HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

9.	Commitments

As of December 31, 2025, the Fund has $231,049,257 in unfunded commitments to private credit investments.

10.	Capital Share Transactions

One or more persons may be admitted to the Fund as shareholders upon the issuance of Shares in accordance Limited Liability Company Agreement. The Fund is authorized to issue an unlimited number of shares, which shall be divided into such transferable Shares of as many separate and distinct classes of shares as the Board may create and establish. The numbers of shares held by each shareholder shall be listed in the books and records of the Fund.

11.	In-Kind transfers

During the year ended December 31, 2025, there were no in-kind transfers of investments in and out of the Fund. During the year ended December 31, 2024, and prior to the Fund’s registration under the Investment Company Act, the Fund made in-kind transfers of investments totaling $23,510,807.

12.	Significant Shareholder

As of December 31, 2025, the Fund has one shareholder that holds 100% of the outstanding Shares of the Fund.

13.	Borrowings

As of October 14, 2025, the Fund secured a committed, secured line of credit (the “Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the Facility and the Facility has the following terms: (a) Upfront Fees of $2,000,000 in effect on the Closing Date, (b) a commitment fee in an amount of 0.75% per annum (or, during the ramp up period, 0.55% per annum) on the average daily unused Facility amount, (c) a commitment amount of $200,000,000, (d) interest rate of applicable Adjusted term SOFR rate plus 1.60% for traded advances and SOFR rate plus 2.15% for non-traded advances per annum, and (e) termination date of October 14, 2030.

For the year ended December 31, 2025, the Fund’s unused line of credit fees for the Facility incurred are reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 79 days the Fund had outstanding borrowings were 5.88%, $90,101,266, $200,000,000, and $1,145,794, respectively. As of December 31, 2025, the Facility has an outstanding balance of $200,000,000.

The Fund may enter into secured borrowings for purposes of short-term financing with third-party lenders. In connection with these arrangements, the Fund enters into a participation agreement with the third-party lender in exchange for proceeds and simultaneously enters into an agreement to repurchase the investment within a specified period (typically 60 to 90 days). In exchange for providing the financing, the Fund pays the third-party lenders an agreed-upon fixed interest rate. The third-party lenders do not otherwise participate in the income or other economics of the underlying investments.

As of December 31, 2025, the Fund had sold participations in 6 assets for an aggregate of $146,993,257 with a requirement to repurchase each at an equivalent price, plus interest. The weighted average interest rate on the outstanding borrowings as of December 31, 2025 was 7.14%. The underlying investments are included in investments, at fair value and the proceeds received from the lender were included in participation agreement payable on the consolidated statement of assets and liabilities. The Fund continues to recognize interest income on the underlying investments and incurs interest expense on the secured borrowing during the course of the agreement, which amounted to $555,516 for the year ended December 31, 2025.

www.hamiltonlane.com	HL SCOPE RIC LLC	25

HL SCOPE RIC LLC

Notes to the Consolidated Financial Statements (Continued)
December 31, 2025

14.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

15.	Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s management committee (consisting of the Fund’s President and Principal Executive Officer as well as the Fund’s Directors and Assistant Secretary) acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

16.	Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements.

There were no events or transactions that occurred during the year that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

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HL SCOPE RIC LLC

Fund Information (Unaudited)
December 31, 2025

The identity of the Directors and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

Independent DIRECTORS

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR***	OTHER DIRECTORSHIPS **** HELD BY DIRECTOR
Gail Susan Ball Birth Year: 1957	Director	Since Inception	Owner and Principal, Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (2020-2022);	6	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964	Director	Since Inception	Chief Investment Officer and Founder of Innovation Beta (financial service firm) (since 2017)	6	N/A
Jeffrey P. Ladouceur Birth Year: 1970	Director (Chairman)	Since Inception	Director of SEI Investments (since 2010)	6	N/A

*	The address for each Director is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.

**	Each Director serves an indefinite term, until his or her successor is elected.

***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

****	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

Interested DIRECTORS and Officers

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR***	OTHER DIRECTORSHIPS **** HELD BY DIRECTOR
Andrew Schardt***** Birth Year: 1978	Director, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Co-Head of Direct Equity Investments (since 2025); Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (2023-2025); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	6	N/A
Brian Charles Gildea***** Birth Year: 1974	Director, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	6	N/A

*	The address for each Director is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.

**	Each Director serves an indefinite term, until his or her successor is elected.

***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

****	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

*****	Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

Information about Executive Officers Who Are Not Directors

The address for each executive officer is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Kaylin Liu Birth Year: 1989	Treasurer and Principal Financial Officer	Since July 2025	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)
Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

Information about Executive Officers Who Are Not Directors (Continued)

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Keith Kleinman Birth Year: 1981	Secretary	Since December 2024	Senior Counsel at Hamilton Lane Advisors, L.L.C. (since 2021); Corporate Counsel at Hamilton Lane Advisors, L.L.C. (2019-2021)
Kristin Jumper Birth Year: 1984	Assistant Secretary	Since Inception	Head of Investment Legal at Hamilton Lane Advisors, L.L.C. (since 2024); Head of Legal — Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)
Allison Callahan Birth Year: 1981	Assistant Secretary	Since Inception	Evergreen Fund Operations Vice President at Hamilton Lane Advisors, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020)
Tracy Woodward Birth Year: 1972	Assistant Treasurer	Since July 2025	Fund Controller, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to obtain returns from current income and to a lesser extent, capital appreciation, through investments in private assets globally.

During the reporting period covered by this report, the Registrant revised its investment objective to remove a focus on preservation of capital.

PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

The Fund will seek to build a portfolio over time to avoid concentrated risk exposures and to provide sufficient liquidity for limited redemptions. The Fund focuses on Direct Credit Investments (as defined herein) in North America and Europe, but may also invest in developed and/or emerging foreign markets without limit. The Fund will seek to build a portfolio over time to avoid concentrated risk exposures and to provide sufficient liquidity for limited redemptions. “Private Assets” refer to investments that are not traded on a public securities exchange and are privately negotiated debt or equity of a company. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority vote (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

As detailed more specifically in the following paragraphs, the Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through investment vehicles managed by third parties or subsidiary investment vehicles owned and controlled by the Fund.

The Fund will, directly or indirectly, gain access to private assets. The Fund seeks to reach its investment objectives primarily by investing directly or indirectly in the debt of companies in either the primary or secondary market (“Direct Credit Investments”) and will focus on senior secured loans structured as revolving, first lien, unitranche, or second lien term loans. These Direct Credit Investments may be rated investment grade, below investment grade (i.e., junk) or unrated. The Fund will focus on Direct Credit Investments in North America and Europe and invest across an array of company sizes and industries. Direct Credit Investments include, without limitation, transactions in which (i) the Fund is a party to a credit agreement, (ii) the Fund is assigned the investment post-closing in the secondary market, and (iii) the Fund holds the investment through another vehicle with a single underlying borrower. The Fund expects to invest in Direct Credit Investments originated by the Adviser and a wide variety of general partners and sponsors. Additionally, for Direct Credit Investments, the Adviser will opportunistically evaluate high quality, first lien real estate debt and other real asset debt investment opportunities and may from time to time cause the Fund to invest in such opportunities if it determines such opportunities to be consistent with the overall strategy of the Fund.

In addition to the Direct Credit Investments the Fund may invest into a number of different approaches if such opportunities meet the investment objectives of the Fund, including without limitation, (i) direct investments in the equity of a company (“Direct Equity Investments”), (ii) strategic investments in underlying funds which are fundraising at the time of such investment, including without limitation funds-of-funds, in an effort to enhance access to private investments (“Primary Fund Investments”), (iii) privately negotiated transactions on the secondary market in closed-end private funds and other private funds (“Secondary Investments”), (iv) investments in listed private equity companies, funds or other vehicles (“Listed PE Investments”), or (v) programmatic investment relationships with third-party asset managers outside of their commingled private funds (“Opportunistic Investments”). Each of (i) to (v) and Direct Credit Investments is referred to herein as a “Fund Investment” and collectively “Fund Investments.”

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

PRINCIPAL INVESTMENT POLICIES AND STRATEGIES (Continued)

In a Direct Equity Investment, the Fund invests (directly or indirectly through an undertaking for collective investment) in a privately negotiated stake in the equity of an operating company. Direct Equity Investments may also encompass, without limitation, real estate equity investments or other real asset equity investments, privately negotiated transactions related to equity investment in a listed operating company or acquisition company, or investments structured as debt but with significant equity-like characteristics (e.g., convertible debt).

Private asset funds in which the Fund may make Primary Fund Investments or Secondary Investments are commingled (i.e. vehicles in which the assets of several investors are pooled together), professionally-managed investment vehicles that generally acquire diversified portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-ended, blind pool funds (such as private funds, BDCs or other such entities) with a typical defined life of ten to twelve years. Investors in a private asset fund must maintain reserves of cash to finance such private asset fund’s capital calls for acquisitions, expenses and other obligations during the first three to five years of the private asset fund’s life; cash is returned by a private asset fund to its investors over the life of such private asset fund as investments are liquidated. There can be no guarantee that investors would have all of their cash returned upon liquidation or sale of a private asset fund.

While the Fund may make Primary Fund Investments in new private asset funds during their fundraising phase, the presence of uncalled commitments may require significant cash holdings or lines of credit that may impact the return or risk of the Fund. As a way of gaining similar exposure to the kinds of assets underlying Primary Fund Investments, the Fund may engage in arrangements with managers to make Opportunistic Investments alongside such managers’ respective commingled funds without the obligation to fund capital calls for new investments if the Fund lacks sufficient liquidity.

In Secondary Investments, the Fund purchases stakes in seasoned private asset funds or other private funds. Such mature investments may return cash more quickly than Primary Fund Investments and also avoid substantial uncalled commitments. Both characteristics can be attractive given the structure of the Fund.

Listed PE Investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of Listed PE Investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.

Opportunistic Investments refer to investments that meet the strategy of the Fund, but are not structured as typical secondary or co-investment undertakings for collective investment, and therefore are not a sponsored fund’s primary focus. Examples could be listed private equity funds, special purpose acquisition companies (also a listed security) or an undertaking for collective investment set up by a fund sponsor to specifically allow the Fund (and other investors) to invest in certain investments offered by that fund sponsor. Opportunistic Investments that are not listed securities will typically be set up as collective investment vehicles by a fund sponsor.

Hamilton Lane will provide portfolio management to the Fund and aim to use its perspective on the future prospects of various private market strategies, geographies and transaction types and to match them with attractive investment opportunities in order to achieve the investment objectives of the Fund.

Hamilton Lane has extensive experience managing portfolios of illiquid assets and has developed liquidity projection models based on decades’ worth of private asset data that it has collected. Hamilton Lane will maintain models for the Fund to project sources and uses of liquidity, including, among other things, cash flows related to investments, subscriptions, redemptions, settlement and maintenance of hedging transactions, and lines of credit.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

PRINCIPAL INVESTMENT POLICIES AND STRATEGIES (Continued)

Hamilton Lane will seek to build a varied portfolio of private assets within the Fund. By focusing primarily on Direct Credit Investments, the Adviser will seek to limit the exposure of the Fund to uncalled commitments and to shorten the duration of expected cash flows (i.e., accelerate the timing) relative to a traditional portfolio consisting predominantly of primary fund investments. This portfolio construction approach is expected to be geared toward maintaining a relatively high level of exposure to private assets while still maintaining liquidity for limited investor redemptions.

With regard to Direct Credit Investments, the Adviser provides ongoing oversight of debt securities in the Fund’s portfolio. The Adviser has in place procedures to evaluate debt securities on a monthly basis.

The Fund may hedge a portion of the differences between the currency exposures of the Fund’s assets. Depending on market conditions and the views of Hamilton Lane, the Fund may or may not hedge all or a portion of its currency exposures.

The Fund may hold liquid assets in current accounts or other money market instruments for the purpose of liquidity management.

The Fund may borrow money or otherwise utilize leverage in connection with its investment activities and to otherwise provide liquidity. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into the credit agreement for such purposes.

Specifically, the Fund, through the Fund’s subsidiary (the “Financing Subsidiary”), borrows money through a credit facility up to the limits imposed by the Investment Company Act. The Investment Company Act’s asset coverage requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The Investment Company Act also requires that dividends may not be declared if this asset coverage requirement is breached, subject to certain exceptions. The Financing Subsidiary has entered into a revolving credit facility (“Credit Facility”) on behalf of the Fund for the purpose of investment purchases and other liquidity measures, subject to the limitations of the 1940 Act for borrowings. The Credit Facility is secured by all of the assets held by the Financing Subsidiary.

During the reporting period covered by this report, there were no changes to the Fund’s investment policies and strategy.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” dividend reinvestment plan (“DRIP”) pursuant to which all shareholders (“Shareholders”) will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

DIVIDEND REINVESTMENT PLAN (CONTINUED)

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP or by notifying the Administrator in writing at 50 Post Office Square, Boston, Massachusetts 02110. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt-out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or by calling the Administrator at (617) 772-1818.

All correspondence concerning the DRIP should be directed to the Administrator by mail at HL SCOPE RIC LLC, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or by calling the Administrator at (617) 772-1818.

RISK FACTORS

Investment in the Fund’s Shares involves a high degree of risk and, therefore, is suitable only for sophisticated investors for whom such an investment is not a complete investment program and who are capable of evaluating the risks of investing in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that Shareholders will receive a return on their capital. Investment results may vary substantially. Investors should carefully consider the following information together with any other disclosure materials or memoranda that the Fund provides and consult with their own advisors before making a decision to invest in the Fund’s Shares. The risk factors delineated below, however, do not purport to be a complete enumeration or explanation of the risks involved in making an investment in the Fund’s Shares.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and is designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike listed closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. The Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount. In addition, from time to time, the Adviser may recommend to the Board that the Fund conduct a repurchase offer of, generally, no more than 5% of the Fund’s net assets. The Fund is not obligated to repurchase any Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the portfolio investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

If the Fund does conduct repurchase offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. However, subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of Shares pursuant to any repurchase offers. However, there can be no assurance that the Fund will be able to obtain such financing for repurchase offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund repurchase offers, the Fund may extend the last day of any repurchase offer. Although repurchase offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares at NAV, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Repurchase offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of repurchase offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses. Consummating a repurchase offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.

In addition, repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdrawal the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares (Continued)

In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding Shares representing up to 2.0% of the aggregate NAV of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Limited Operating History

Although the investment professionals of Hamilton Lane have extensive experience investing and advising on investments in private equity funds and co-investments (including real estate investments), the Fund, during the earlier period of its life, will have a limited history upon which to evaluate the Fund’s potential performance. Past performance of other funds and accounts managed by Hamilton Lane is of limited relevance as an indicator of future performance of the Fund.

Identification and Availability of Investment Opportunities; No Assurance of Return

The success of the Fund depends on the identification by, and the availability of suitable investment opportunities to, Hamilton Lane and the sponsors of any Fund Investments. The availability of investment opportunities will be subject to market conditions and other factors outside the control of Hamilton Lane. Past returns of funds and separate accounts managed by Hamilton Lane have benefited from investment opportunities and general market conditions (including favorable borrowing conditions in the debt markets) that may not reoccur or continue, and there can be no assurance that the Fund will be able to avail itself of comparable opportunities and conditions. There can be no assurance that the Fund will be able to identify sufficient, attractive investment opportunities to meet its investment objectives, or that it will otherwise be successful in implementing its investment objectives or avoiding losses (up to and including the loss of the entire amount invested). An investment in the Fund should only be considered by persons who can afford a loss of their entire investment. Past performance of investments associated with Hamilton Lane is not necessarily indicative of future results, and there can be no assurance that the Fund will attain performance that is comparable to investment performance achieved by Hamilton Lane for its other clients.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Portfolio Construction and Lack of Diversification

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Comapny Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more portfolio investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by portfolio investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Importance of Valuations

The overall performance of the Fund will depend in part on the acquisition price paid by the Fund for its investments, including Secondary Investments, and, where applicable, on the acquisition prices paid by portfolio entities for their investments. Valuations of investments, when reported by their respective sponsors, any third-party valuation agent or the Fund (whether for financial reporting or dealing purposes), may not be indicative of current or ultimate, realizable values. Moreover, there generally is no established secondary market for the Fund’s private investments, and there may not be any comparable assets for which public market valuations exist. As a result, the valuation of investments of the Fund may be based on limited information and is subject to inherent uncertainties. The performance of the Fund will be adversely affected in the event the valuations calculated by the Adviser in the course of negotiating acquisitions of investments prove to have been too high.

Furthermore, although the acquisition prices of the Fund’s Secondary Investments will likely be the subject of negotiation with the sellers of the investments, the acquisition price of any Secondary Investment is typically determined by reference to the carrying values recently reported by the relevant sponsors and other available information. Sponsors are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis. As such, the NAV of the Fund may reflect significant gains or losses at the next valuation date after a Secondary Investment is made. The Fund, in pursuing Secondary Investments, also may face portfolio sales or other situations where, in order to make Secondary Investments considered desirable, the Fund is required to make other investments considered less desirable or for which it is less comfortable with the estimated valuations.

Valuation of the Fund’s Interests in Fund Investments

The valuation of Fund Investments are ordinarily determined based upon valuations provided by the sponsors of such Fund Investments and are generally not audited. In this regard, a sponsor may face a conflict of interest in valuing the securities, as their value may affect their compensation or ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any sponsor, the accuracy of the valuations provided by a Fund Investment, that the sponsor will comply with their own internal policies or procedures for keeping records or making valuations, or that the sponsor’s policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Fund’s investment adviser, Hamilton Lane Advisors, L.L.C. (the “Valuation Designee”), subject to the oversight of the Board.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Valuation of the Fund’s Interests in Fund Investments (Continued)

The Adviser will periodically review a sponsor’s valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by such sponsors.

A sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Fund Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the underlying sponsor’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by underlying sponsors could have a material adverse effect on the Fund if the sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Political and Economic Risks

Changes in political, social and economic conditions could have substantial impact on the Fund’s investments. Such potential changes include, but are not limited to, (a) changes in import/export regulations and application of tariffs, (b) risks associated with different (and lower quality) information available, (c) higher rates of inflation, (d) greater governmental involvement in the economy, (e) stricter or more expansive governmental regulations, (f) contraction of economies, in particular, loss of consumer confidence and an economic slowdown in the markets in which the portfolio companies operate, (g) changes in tax rates, or (h) terrorist acts, acts of war, or natural disasters.

Changing Regulatory Environment

Governmental authorities and other politicians around the world have in recent years implemented or called for financial system regulatory reform in reaction to volatility and disruption in the global financial markets, including financial institution failures and financial frauds. Such reform includes additional regulation of investment funds (including the Fund) and their managers and their activities, including additional compliance, risk management and other procedures; restrictions on specific types of investments and the provision and use of leverage; transparency requirements; limitations regarding compensation to managers; changes to tax treatment; and books and records, reporting and disclosure requirements. The impact of such reform measures on the Fund cannot be predicted with certainty but could result in increased exposure to potential liabilities, increased legal, compliance, tax and other related costs, reduced investment opportunities, additional administrative burdens, and increased transparency as to the identity of the investors in the Fund. Legal and regulatory developments will also likely impose various costs and burdens on investment sponsors and portfolio entities or the industries in which they operate, potentially resulting in less attractive investment opportunities for the Fund and reduced performance of the NAV per Share. The possibility for elections in various countries to result in new governing coalitions or parties increases the uncertainty about the trajectory of any potential laws, rules, regulations, taxes and tariffs that may impact the Fund, its investments and their sponsors.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Risks Associated with Non-U.S. Investments

The Fund may make investments outside of the United States, including in emerging markets. Such investments may be subject to political and regulatory risks, including unfavorable political and regulatory environments, armed conflict, nationalization, economic instability, changes in taxation, fiscal and monetary policies, restrictions on repatriation of profits, and other economic regulations, any of which may have an adverse effect on private investments in such jurisdictions and could adversely affect the value of the Fund’s investments. In addition, accounting standards and practice may differ significantly from those practiced in the United States, which may adversely impact the Fund’s or a portfolio entity’s ability to evaluate potential investments, perform due diligence and value their investments.

Other Risks of Investing in Emerging Markets

Investments in emerging markets will be subject to other risks, including limited liquidity in the markets for equities and other financial instruments, less sound banking systems, and uninsured exposure to intermediary and counter-party risks.

Trade Policies

If governments continue to make significant changes in their applicable trade policies, including by imposing tariffs on certain goods and raw materials imported into the their respective countries, such actions may trigger retaliatory actions by the affected countries, resulting in “trade wars,” which may cause increased costs for goods and raw materials, or in trading partners limiting their trade with the applicable country, either of which may have material adverse effects on a portfolio entity’s business and operations.

United Kingdom Exit from the European Union

As of January 1, 2021, the relationship between the United Kingdom (“UK”) and the European Union (“EU”) is governed by the EU-UK Trade and Cooperation Agreement (“TCA”). The TCA does not replicate in full the UK’s membership of the EU and negotiations are ongoing between the UK and the EU in a number of areas including, but not limited to, financial services. The consequences of Brexit, together with the protracted negotiations around the terms of Brexit and the negotiations that the UK is currently undertaking with other countries with a view to replicating (where possible) the effects of the EU’s international trade agreements which the UK will no longer benefit from, could introduce significant uncertainties into global financial markets and adversely impact the regions in which the Adviser and its clients operate. As a result, the potential returns on the Fund’s investments could be materially adversely affected.

Illiquid Investments

The Fund will invest in highly illiquid investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the portfolio entities. In addition, the investments of the Fund generally will be investments for which no liquid market exists, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Similarly, the portfolio entities in which the Fund invests, themselves, may face reduced opportunities to exit and realize value from their investments, including without limitation in the event of a general market downturn or a specific market dislocation. As a consequence, a portfolio entity or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, redemptions may be made by the Fund to Shareholders in kind and could consist of securities for which there is no readily available market.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Illiquid Investments (Continued)

The Fund may permit greater liquidity for Shareholders than the Fund is able to obtain with respect to portfolio entities and its other underlying assets. Such discrepancy could make the Fund vulnerable to a “run” on Fund assets resulting from repurchase requests that are greater than can be satisfied by the Fund.

Limited Liquidity; No Market for Shares

An investment in the Fund may be considered to be a relatively illiquid investment because Shares are not generally transferable without the prior consent of the Board and the redemption rights of the Shareholders are restricted as described above and in the Articles. In addition, transfer of the Shares may be affected by restrictions on resales imposed by applicable law. The Fund is not intended as a complete investment program and is designed only for persons who are able to bear economic risk of investment and are sophisticated persons in connection with financial and business matters who do not need liquidity with respect to their investments.

Time Required to Maturity of Investments

A significant period of time may elapse from the time when the Fund makes an investment until the time that the Fund or the relevant portfolio entity is able to realize a return on such investment. As a result, proceeds from investments may not be realized by the Fund for a substantial time period to be available to meet the Fund’s ongoing liquidity needs, including without limitation any repurchase requests.

Risks Associated with Portfolio Entities

The portfolio entities in which the Fund may invest (which includes any subsidiary investment vehicles or other entities through which the Fund makes an investment) will sometimes involve a high degree of business and financial risk. Such portfolio entities and/or their respective sponsors or managers may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may have a high level of leverage or may otherwise have a weak financial condition. In addition, portfolio entities and/or their respective sponsors and managers may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. Portfolio entities in non-U.S. jurisdictions may be subject to additional risks, including changes in currency exchange rates, exchange control regulations, risks associated with different types (and lower quality) of available information, expropriation or confiscatory taxation and adverse political developments. In addition, during periods of difficult market conditions or slowdowns in a particular investment category, industry or region, Portfolio entities may experience decreased revenues, financial losses, difficulties in obtaining access to financing and increased costs. During these periods, they may also have difficulty in expanding their respective businesses and operations and may be unable to service their outstanding obligations or pay expenses as they become due. A general market downturn or a specific market dislocation may adversely affect the Fund’s investment performance.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Risks Associated with Portfolio Entities (Continued)

The Fund will invest all or substantially all of its assets through one or more wholly-owned Subsidiaries. Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that: (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Directors in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board; and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody.

Volatility; Interest Rate Risk

General fluctuations or instability in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Fund’s investments. Generally, if interest rates rise, the value of such investments, including debt and mezzanine investments, will decline. During periods of rising interest rates, the average life of certain types of securities in which the Fund may invest may be extended, because borrowers choose not to repay principal on the loans to take advantage of a below market interest rate. This extension risk increases the security’s duration (the estimated period until the security is paid in full) and may reduce the value of the security. During periods of declining interest rates, an issuer of fixed-income securities may be more likely to exercise its option to prepay principal, which may make an investment less profitable. This is known as call or prepayment risk. Additionally, the Fund may borrow, without limitation, to fund investments and/or redemptions, all expenses relating to the operation of the Fund (and any related investment vehicles) (“Fund Expenses”) or other liabilities or obligations of the Fund. While such use of borrowed funds may increase returns if the Fund earns a greater return on investments purchased with borrowed funds (or investments that need not be sold to meet repurchase requests or pay Fund Expenses) than it pays for such funds, the use of borrowed funds decreases returns if the Fund fails to earn as much as it pays for such funds. As a result, rising interest rates could directly impact the Fund’s performance and the NAV per Share.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Contingent Liabilities

From time to time the Fund may incur contingent obligations in connection with an investment. For example, the Fund may purchase from a lender a revolving credit facility or bank loan obligation that has not yet been fully drawn or funded or may agree to backstop a bank syndicate’s or other participant’s financing commitments to fund a merger or acquisition. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third-party, and may, on the other hand, enter into agreements through which third-parties offer default protection to the Fund. Other contingent obligations incurred in the ordinary course of the Fund’s business could include commitments to fund joint venture equity at future dates, indemnities or guarantees, and representations or warranties upon sale or disposition. Unresolved claims, including threatened litigation against the manager, its affiliates, or the fund, or tax assessments or claims for unpaid taxes, are also a source of possible contingent liabilities. Contingent obligations may result in reserves and holdbacks upon distributions or dissolution of the Fund, which may subsist indefinitely.

Reliance on Direct Investment Sponsors

The Fund will be investing in direct investments sponsored, controlled and managed by third parties. The Fund will generally not have an active role in the management of the assets of Direct Investments, and the Fund’s ability to withdraw from or transfer its interests in such Direct Investments will be limited. As a result, the performance of the Fund will depend significantly on the investment and other decisions made by third parties, which could have a material adverse effect on the Fund’s performance.

As discussed above, various laws enacted for the protection of creditors may be applied to investments the Fund may make and the Fund may sustain losses or incur legal defense costs as a result. Losses may be realized years after the investments were bought or sold by the Fund. These creditor-protection laws may be applied to Fund investments in bonds or bank loans of distressed companies that go or have gone into bankruptcy, and also may be applied to equity investments bought or sold by the Fund. For example, under U.S. federal and state laws of fraudulent conveyance (if applicable), if loans made to companies that are insolvent or are rendered insolvent as a result of the transaction that includes the borrowing, the loans or the liens or guaranties that secure such loans may be judicially invalidated, and the borrower’s payments of principal, interest or fees to its lenders or stock dividends or stock repurchase payments may be recouped. In the United States, fraudulent conveyance actions may target transfers made as much as six years before the commencement of the fraudulent conveyance action or a bankruptcy case. Similar to fraudulent conveyance actions, preference actions also may be asserted under U.S. law (if applicable) against investors in a failing company. If an issuer in which the Fund has an investment becomes insolvent, any payment made by the issuer on such investment, including loan interest, principal or fees, may be subject to disgorgement as a “preference” if made within a certain period of time (which may be as long as one year) before the date the issuer goes into bankruptcy. Under other principles of U.S. bankruptcy law (if applicable), loans may lose their priority due to “equitable subordination,” which is a remedy where a court subordinates the claim of a creditor to claims of disadvantaged creditors.

The Fund may invest in the debt securities of highly leveraged investments. Debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there may be no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of debt investments, including, without limitation, prevailing interest rates, investor demand, changes in the financial condition of investments, government fiscal policy and domestic or worldwide economic conditions.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Reliance on Direct Investment Sponsors (Continued)

Specifically, for any real estate investment, a downturn in any of a borrower’s businesses could ultimately lead to bankruptcy if it is unable to timely resolve the underlying causes, which may be largely outside of its control. Bankruptcy and insolvency laws afford certain rights to a party that has filed for bankruptcy or reorganization that may render certain remedies unenforceable, or, at the least, delay the Fund’s ability to pursue such remedies and realize any recoveries in connection therewith.

Debt Securities Risk

Debt securities in general do not entitle their holder to control rights over the issuer and are subject to creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” or “preferential payment” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Fund’s investments in debt securities also may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Additionally, the Fund may invest in private sector debt securities and instruments, including, without limitation, “higher yielding” (and, therefore, generally higher risk) debt securities (or “junk” securities), syndicated bank loans and other subordinate debt obligations from time to time, and a major economic recession or financial crisis could have a material adverse impact on the value of such securities and instruments or otherwise increase the incidence of defaults. With respect to credit ratings (if any), an issuer’s rating is heavily weighted by historical data and does not necessarily reflect future conditions. In addition, the rating agencies may have difficulty rating and monitoring fixed-income securities through different economic cycles. If rating agencies incorrectly rate, or downgrade ratings on, fixed-income securities, the value of the securities may decrease substantially.

These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These securities may also present a substantial risk of default. The Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the debt in which the Fund may invest may be non-investment grade (commonly referred to as junk), which may result in the Fund experiencing greater risks than it would if investing in higher rated instruments.

Volatile Market Conditions

In recent years there has been extended volatility and disruption in the global financial markets. Market volatility and disruption could adversely affect the portfolio entities, which, in turn, would adversely affect the performance of the Fund. For example, the lack of available credit and/or the increased cost of credit may materially adversely affect the performance of portfolio entities that rely heavily on leverage such as leveraged buyout funds. Disruptions in the debt and equity markets may make it more difficult for the portfolio entities and the Fund to exit and realize value from their investments, because potential buyers of portfolio entities may not be able to finance acquisitions and the equity markets may become unfavorable for initial public offerings. In addition, volatility may directly affect the market prices of securities issued by many companies for reasons unrelated to their operating performance and may adversely affect the valuation of the Fund’s investments. Furthermore, volatile market conditions can result in increased redemptions from the Fund.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Volatile Market Conditions (Continued)

Any or all of these factors may result in lower Fund investment performance. Governmental authorities have undertaken, and may continue to undertake, a variety of initiatives designed to strengthen and stabilize the economy and the financial markets. However, there can be no assurance that the introduction, implementation and winding down of these initiatives will be successful, and there is no way to predict the ultimate impact of the disruption or the effect that these initiatives will have on the performance of the portfolio entities or the Fund.

Consequences of the Fund’s Failure to Satisfy Capital Calls

If the Fund does not timely meet its obligations to make capital contributions when due to any of its portfolio entities or other counterparties, whether because of a lack of resources resulting from over-commitments by Hamilton Lane, mismanagement of the Fund’s cash by Hamilton Lane or any other reason, the Fund may be subject to significant penalties under the terms of such portfolio entity or counterparty, which could have a material adverse effect on the value of the Fund’s investment in such portfolio entity or subject the Fund to liability to such counterparty. As the Fund will have neither the right to call additional capital contributions from Shareholders nor the right to require the return of any distributions, the Fund may have increased difficulty in meeting unexpected capital calls from portfolio entities or obligations to return distributions to portfolio entities.

Currency Risk

The Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the portfolio investments are denominated against the U.S. dollar may result in a decrease of the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Hedging Risks

With a view toward reducing the risk of adverse movements in currency exchange rates, interest rates and securities prices of, and other market risks with respect to, its investments, the Fund may employ a wide range of hedging techniques, including through the purchase of currency exchange contracts, futures, forwards, put and call options of any type, swap transactions (including interest rate, credit default, asset, index, inflation, correlation, basis, currency, variance swaps and the purchase or sale of related caps, floors, collars, and swaptions), derivatives and other means determined in the judgment of Hamilton Lane to involve instruments or methods that evidence a negative correlation to risk desired to be hedged. There can be no guarantee that suitable hedging instruments or methods will be available at the time when the Fund wishes to use them, and the Fund does not expect to be able to eliminate its exposure to exchange rate, interest rate and security price fluctuations and other market risks. Additionally, in the event of an imperfect correlation between a position in a hedging instrument and the position that it is intended to protect or because of the cost of such investment, the desired protection may not be obtained, and the Fund may be exposed to a risk of loss. The use of hedging techniques will incur costs and expenses, which may reduce the returns of the Fund, and the Shareholders will bear all such costs and expenses, even if such hedging does not prevent a loss to the Fund or if such costs are in excess of any hedging gain.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Leverage Utilized by the Fund

The Fund may borrow money or otherwise utilize leverage in connection with its investment activities and to otherwise provide liquidity. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into the credit agreement for such purposes.

Specifically, the Fund, through the Financing Subsidiary, borrows money through a credit facility up to the limits imposed by the Investment Company Act. The Investment Company Act’s asset coverage requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The Investment Company Act also requires that dividends may not be declared if this asset coverage requirement is breached, subject to certain exceptions. The Financing Subsidiary has entered into a revolving Credit Facility on behalf of the Fund for the purpose of investment purchases and other liquidity measures, subject to the limitations of the Investment Company Act for borrowings. The Credit Facility is secured by all of the assets held by the Financing Subsidiary.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.

Illustration. The following table illustrates the effect of leverage on returns from an investment in the Fund’s Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes: (i) 1.0 billion in average total assets, (ii) a weighted average cost of funds of 6.00%, (iii) $220 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 22% of its average net assets during such period), and (iv) $1.0 billion in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholders	(11.32)%	(6.32)%	(1.32)%	6.68%	8.68%

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Leverage Utilized by the Fund (Continued)

Similarly, assuming (i) $1.0 billion in average total assets, (ii) a weighted average cost of funds of 6.00% and (iii) $220 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.32% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Co-Investment Opportunities

The Fund’s investment portfolio will include co investments, which are indirect investments in the equity of private companies, alongside private equity funds and other private equity firms via special purpose vehicles (“SPVs”). There can be no assurance that the Fund will be given co investment opportunities, or that any specific co investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on co investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co investments. The Fund’s ability to dispose of co investments may be severely limited.

Many entities compete with the Fund in pursuing co-investments. Furthermore, many competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive co-investment opportunities from time to time.

Inflation Risk

If an investment is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. Many of the Fund’s investments may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, an investment may earn more revenue but may incur higher expenses. As inflation declines, an investment may not be able to reduce expenses commensurate with any resulting reduction in revenue. There is a risk of a rise in real interest rates, which is likely to create higher financing costs and may reduce the amount of levered, after-tax cash flow generated by an investment.

Market Disruption and Geopolitical Risk

Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Market Disruption and Geopolitical Risk (Continued)

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund has a commercial relationship could adversely affect, among other things, the Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Additionally, if the sponsor of portfolio fund has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio fund or its Portfolio Companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

The coronavirus (“COVID-19”) pandemic has adversely impacted global commercial activity and contributed to significant volatility in the capital markets. The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the reintroduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the U.S. While several countries, including the U.S., relaxed the public health restrictions partly as a result of the introduction of vaccines, the future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain infrastructure-related assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Market Disruption and Geopolitical Risk (Continued)

The Fund could seek to not conduct tender offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Trade Risk

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, and adversely affect the revenues and profitability of the Private Assets in which the Fund invests to the extent that rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States.

Termination of the Fund’s Interest in a Portfolio Entity

If the general partner or manager of a portfolio entity determines that the continued participation of the Fund in the portfolio entity would have a material adverse effect on the portfolio entity or its assets, the portfolio entity may, among other things, terminate such interest in the portfolio entity or impose other penalties on the Fund.

Portfolio Entity Risk of Leverage

In addition to the leverage incurred by the Fund, portfolio entities may employ significant leverage in connection with their operations, investments and/or other activities. Leverage generally magnifies both the opportunities for gain as well as the risk of loss from an equity investment, and calculations of NAV per Share will be exposed to this magnified risk-return dynamic. Portfolio entities may be subject to restrictive financial and operating covenants as a result of their use of leverage. Leverage may render these portfolio entities vulnerable to increases in interest rates and impair their ability to finance their future operations, activities and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged portfolio entity’s financial performance will tend to increase or decrease at a greater rate than if borrowed money were not used.

The Fund, and subsidiary investment vehicles through which the Fund invests, may also employ leverage, including pursuant to a secured credit facility. While the use of borrowed funds increases returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for such funds, the use of leverage decreases returns if the Fund fails to earn as much on such investments as it pays for such funds. Failure to satisfy the terms of debt incurred by the Fund can have negative consequences, including forced liquidation of investments in order to satisfy the Fund’s obligations.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Investment Related Risks (Continued)

Fraudulent Activities

There is a risk that a sponsor or manager of any portfolio entity may knowingly, negligently or otherwise withhold or misrepresent information regarding the portfolio entity’s performance or activities, including the presence or effects of any fraudulent or similar activities (“Fraudulent Activities”). Hamilton Lane is not expected to be in a position to monitor the accuracy of information provided by any such sponsor or manager, nor would they generally have the opportunity to discover such situations prior to the time such sponsor or manager discloses (or there is public disclosure of) the presence or effects of any Fraudulent Activities. Accordingly, Hamilton Lane cannot offer any assurances that portfolio entities or their respective sponsors or managers will not engage in Fraudulent Activities or that Hamilton will have the opportunity or ability to protect the Fund from suffering a loss because of such Fraudulent Activities.

Further, there is a risk that the management of a portfolio entity may engage in Fraudulent Activities. In the case of portfolio entities owned directly by the Fund, Hamilton Lane may not discover such Fraudulent Activity for a significant period, particularly given that it is expected that the Fund will not own controlling interests in such portfolio entities and thus may not have access to all relevant information. In the case of portfolio entities owned indirectly through an underlying fund, the underlying fund’s sponsor may not discover such Fraudulent Activity for a significant period of time and, even if they do, may not disclose it to the Fund or otherwise respond similar to how Hamilton Lane would respond if it were placed in a similar situation. The Fund could suffer losses as a result of such occurrence.

In addition, certain service providers to, consultants and other third-parties engaged by a portfolio entity or the Fund may engage in Fraudulent Activities, and such Portfolio Entity may intentionally or negligently benefit from such Fraudulent Activities.

Hamilton Lane will likely not learn of Fraudulent Activities within a time frame sufficient to prevent significant harm to the Fund and the Shareholders. Even if Hamilton Lane is able to detect potential Fraudulent Activities and a determination is made to attempt to remove and terminate the relevant general partner, sponsor, management, service provider, consultant or other third-party, there is no guarantee that Hamilton Lane will be able to do so or, even if successful, that it will not take a significant amount of time and expense on the part of the Fund to do so. There is also a risk that such general partner, sponsor, management, service provider, consultant or other third-party could convert assets contributed by the Fund to any portfolio entity or paid by the Fund to any other third-party to its own use. There can be no assurance that general partners, sponsors, managements, portfolio entities, service providers, consultants and other third-parties will comply with all applicable laws and that assets of the Fund entrusted to the portfolio entities or other third-parties will be protected.

Limited Availability of Information

Due to confidentiality concerns, portfolio entities generally will not permit the Fund to disclose information regarding the portfolio entity’s investment strategies, investments, risks and/or prior performance. In addition, certain portfolio entities may provide limited or no information regarding their investment strategies or investments. Accordingly, in certain circumstances, Shareholders may not have, and the Fund may not be able to provide, sufficient information to evaluate to their full satisfaction the risks of investing in the Fund and the manner in which the capital they have contributed to the Fund has been invested. In addition, incomplete information may affect the valuations of investments, which may not be indicative of current or ultimate, realizable values.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure

Independence and Discretion of the Board

The Board may change the Fund’s investment objective or may modify or waive the Fund’s current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse. The Fund’s Board, however, may not change the Fund’s fundamental policies without the consent of a majority of the Fund’s voting Shares. The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by primarily investing in investment interests. In addition, the Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. The Fund cannot predict the effect any changes to its investment objective, current operating policies, investment criteria and strategies would have on its business, net asset value, operating results or the value of the Shares. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause Shareholders to lose all or part of their investment. Moreover, the Fund will have significant flexibility in investing the net proceeds of the Offering and may use the net proceeds from the Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the Offering. Finally, since the Fund’s Shares are not listed on a national securities exchange, Shareholders will be limited in their ability to sell their Shares in response to any changes in the Fund’s investment objective, operating policies, investment criteria or strategies.

Reliance on Key Personnel

The success of the Fund will depend in part upon the skill and expertise of Hamilton Lane’s investment professionals. There can be no assurance that such professionals will continue to be associated with Hamilton Lane, and any departure or resignation of any key employee of Hamilton Lane could have an adverse impact on the performance of the Fund.

Reliance on the Adviser

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to manage and support the investment process. If the Adviser were to lose access to its professionals, the Fund’s ability to achieve its investment objective could be significantly harmed. Since the Fund has no employees, it will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service the Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the professionals of the Adviser. The departure of any of the Adviser’s professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance, and monitor underlying funds and other companies and investments, and the Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. The Adviser’s failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Reliance on the Adviser (Continued)

Each of the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. If any such agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace the Adviser or Administrator.

Transactions with Affiliates

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or portfolio investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or portfolio investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the portfolio investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the Investment Company Act. The Adviser and certain funds advised by the Adviser have received an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions the Section 17(d) Order.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another Investment Company Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Fund’s independent trustees must be able to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

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HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Management Risk (Continued)

The Fund may be subject to a relatively high level of management risk because it may invest in private, illiquid instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments and asset classes, such as publicly traded equities and bonds.

If the Fund’s techniques for managing risk are ineffective, it may be exposed to unanticipated losses.

In order to manage the significant risks inherent in the Fund’s business, the Fund must maintain effective policies, procedures and systems that enable the Fund to identify, monitor and control the Fund’s exposure to market, operational, legal and reputational risks. The Fund’s risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If the Fund’s risk management efforts are ineffective, the Fund could suffer losses or face litigation, particularly from its clients, and sanctions or fines from regulators. The Fund’s techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that the Fund might fail to identify or anticipate. Any failures in the Fund’s risk management techniques and strategies to accurately quantify such risk exposure could limit the Fund’s ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. The Fund’s more qualitative approach to managing those risks could prove insufficient, exposing the Fund to unanticipated losses in the Fund’s net asset value and therefore a reduction in its returns.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Importance of Relationships; Competition for Access to Investments and Investment Funds

Hamilton Lane seeks to maintain strong relationships with the sponsors of investment funds in which it has previously made investments and who may provide opportunities for Direct Investments and Opportunistic Investments, as well as Secondary Investments, and with investors who may represent potential sellers in the private equity and private debt secondary markets. However, the market for access to Direct Investments, Opportunistic Investments and Secondary Investments is extremely competitive and the positioning of Hamilton Lane as an institutional participant in private markets may evolve as markets mature or in response to such competition, and there can be no assurance that Hamilton Lane will be able to secure the opportunity to invest on behalf of the Fund in all of the investments it selects or desires, or that the size of the investments available to Hamilton Lane will be as large as it would want. Moreover, because Hamilton Lane generally will not control the investment or other business decisions of any portfolio entity, there can be no assurance that the Fund will achieve its desired exposure to the relevant investment categories, industries and regions.

www.hamiltonlane.com	HL SCOPE RIC LLC	51

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Competition Among Alternative Asset Sponsors

Numerous alternative asset sponsors have raised or are raising new capital for investments. The Fund expects sponsors to continue to raise new capital for investments in the future. This has the effect of increasing competition for attractive investments and could make it more difficult for the Fund and the portfolio entities to successfully identify, structure and execute investments at attractive valuations or otherwise achieve their investment objectives.

Risks of Investing with Third Parties; Non-Controlling Investments

The Fund will be investing primarily in portfolio entities sponsored, controlled and/or managed by third-parties. Such third-party managers and sponsors may have interests (including financial interests) which are inconsistent with those of the Fund and may be in a position to take or block actions in a manner adverse to the Fund’s interests. The Fund generally will have little opportunity to negotiate the terms in any portfolio entity, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments, but rather will be required to rely on third-party sponsors and managers to make such determinations, which may or may not be in the best interest of the Fund. The Fund will not have an active role in the management of the portfolio entities and will be relying on third parties to effectively manage the portfolio entities. The Fund’s ability to withdraw from, or transfer, its investment in any portfolio entity will be limited. As a result, the performance of the Fund will depend significantly on the investment and other decisions made by third parties, which could have an indirect, material adverse effect on returns to investors in the Fund.

Furthermore, by virtue of its relationship with other investors in any particular portfolio entity, the Fund may be deemed to be part of a control group and may be exposed to potential liabilities of a controlling person with respect to the portfolio entity, including liabilities for environmental damages, product defects, unfunded pension liabilities, failures to supervise management and violations of governmental regulations.

In addition, the Fund may make investments together with other Hamilton Lane funds, investment vehicles and/or accounts, including through commonly owned subsidiary investment vehicles. As a result, to the extent any other Hamilton Lane fund, investment vehicle or account defaults in its obligation to any such subsidiary investment vehicle, the Fund could be adversely affected by having to make up its portion of the shortfall created by such default. If the Fund and any other relevant Hamilton Lane funds, investment vehicles and/or accounts do not, or are unable to, collectively make up the shortfall created by such default, then the subsidiary investment vehicle will likely default on its obligation under the applicable transaction documents relating to the subsidiary investment vehicle’s underlying investment or investments. Such a default will likely have adverse consequences (which will generally depend on such transaction documents) and the Fund could be responsible for its portion of any liabilities or losses resulting from such default. Moreover, the use of such subsidiary investment vehicle may give rise to various conflicts of interest. For example, the use of any such vehicle may make it more difficult to address specific considerations applicable to the Fund, and the other participating Hamilton Lane funds, investment vehicles and/or accounts, as well as their respective investors, than if separate vehicles were used for each of the Fund and such other funds, investment vehicles and accounts. Hamilton Lane will be governed by different terms in its contractual arrangements with the Fund and such other funds, investment vehicles and accounts, including terms regarding fees and other compensation to Hamilton Lane, expenses, portfolio construction and investment objectives, which differences may engender conflicts of interest. In addition, a level of discretion will be required with respect to each entity’s relative participation in any such vehicle, including adjustments intended to reflect the entities’ relative capital available for investment as of the conclusion of their respective offering periods.

www.hamiltonlane.com	HL SCOPE RIC LLC	52

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Third-Party Involvement

The Fund may in some situations co-invest with third parties through joint ventures or other entities. Such investments could involve additional risk in the event that a joint venture partner has economic or business interests that are inconsistent with those of the Fund. In addition, in certain circumstances the Fund could be liable for actions of its joint venture partners.

Third-Party Broken Deal Expenses

When the Fund agrees or indicates an interest to participate in a Direct Investment, Secondary Investment, Opportunistic Investment or other investment with a third-party and such prospective investment is not consummated, there may nonetheless be significant costs, expenses and fees relating to such prospective investment, including for diligence, structuring and payment of “broken deal fees,” and, in certain cases, the third-party may have significant flexibility in allocating such costs, expenses and fees among the Fund and other potential investors. As a result, the Fund may be required to bear significant costs, expenses and fees in relation to unconsummated Direct Investments, Secondary Investments, Opportunistic Investments and other investments, including in some cases, amounts greater than its proportionate share would be based on its anticipated share of the prospective investment that was not consummated.

No Right to Control the Fund’s Operations

The Shareholders will have no opportunity to participate in the day-to-day operations, including investment and disposition decisions, of the Fund. In order to safeguard their limited liability for the liabilities and obligations of the Fund, the Shareholders must rely entirely on Hamilton Lane to conduct and manage the affairs of the Fund.

Alternative Investment Vehicles

Based on legal, tax, regulatory and other structuring considerations, the Board, in consultation with the Adviser, may form and cause an investment to be made through one or more alternative investment vehicles. The terms of any alternative investment vehicles may vary from the terms of the Fund based in part on the structure of the relevant investment, legal requirements, and tax, regulatory and other considerations, as determined by the Board (in consultation with the Adviser). For purposes of calculating the management fee, any investment held in an alternative investment vehicle will be treated as if held by the Fund, except to the extent that the Board determines in good faith after consultation with the Adviser and counsel that the aggregation of results between the alternative investment vehicle and the Fund materially increases the risk of adverse tax consequences or imposes legal, regulatory or other constraints. The use of any such alternative investment vehicles is permitted, but not required, and there can be no assurance that alternative investment vehicles will be utilized. Further, if alternative investment vehicles are utilized in connection with particular investments, the tax treatment of those alternative investment vehicles, and the tax consequences to the Shareholders of investing in those alternative investment vehicles, may vary from the tax treatment of investing in the Fund and the tax consequences to the Shareholders otherwise described herein. Shareholders participating through such an alternative investment vehicle will bear the costs and expenses (including taxes) of such alternative investment vehicle, and such amounts will be treated as distributions to such Shareholders.

www.hamiltonlane.com	HL SCOPE RIC LLC	53

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Exculpation and Indemnification of Management and Other Persons.

Under the terms of the Articles, the Board of the Fund, the Fund’s officers, the Adviser and any of their respective affiliates, principals, members, managers, shareholders, partners, officers, directors, employees, agents and representatives (each, a “Covered Person”) shall not be liable to the Fund or the Shareholders for damages related to any act or omission of any Covered Person relating to the Fund, except for damages determined by a court of competent jurisdiction in a final judgment to be primarily and directly attributable to any act or omission by and Covered Person constituting willful misfeasance (within the meaning of Section 17(h) of the Investment Company Act), bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. (any such act or omission being “Disabling Conduct”). Subject to the terms of the Articles, the Fund will indemnify each Covered Person against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Covered Person or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Covered Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the of the Fund, on the part of the Covered Persons when action on behalf of the Fund or otherwise in connection with the business or affaires of the Fund, except to the extent that such claims, damages, liabilities, costs or expenses are determined by a court of competent jurisdiction in a final judgment to have resulted primarily and directly from such Covered Person’s Disabling Conduct. As a result of these exculpation and indemnification provisions, the Shareholders will have limited recourse in the event of losses arising from the investment activities or other operations of the Fund. In addition, the constitutive documents of the portfolio entities will typically have similar exculpation and indemnification agreements, which will effectively limit the recourse of the Fund against the sponsor of any portfolio entity and its covered persons and entities, in the event of losses caused to the Fund by such portfolio entity.

Amount or Frequency of Distributions Not Guaranteed

The amount of any distributions the Fund may make is uncertain, and any distributions will be authorized in the sole discretion of the Board, or as delegated by the Board, the officers of the Fund, out of assets legally available therefore. The Fund expects to distribute net investment income, if any, and net realized capital gain, if any, at least annually to qualify and maintain its qualification as a RIC for U.S. federal income tax purposes; however, the Fund may distribute net investment income, if any, or return capital to Shareholders more frequently. The Fund may also pay a special distribution to comply with federal tax requirements. The Board, or as delegated by the Board, the officers of the Fund, may make distributions in its sole discretion. To the extent that distributions include a return of capital to Shareholders, these are not dividends and are simply a return of the amounts that Shareholders invested. Although such distributions are not currently taxable, such distributions will have the effect of lowering a Shareholder’s tax basis in the Shares, which will result in a higher tax liability when the Shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s distributions may exceed earnings and cash flow from operating activities and may be paid from borrowings, proceeds from private offerings and other sources, including the sale of the Fund’s assets or return of capital.

Dividends and other distributions may be paid to Shareholders if, as and when authorized by the Board, or as delegated by the Board, the officers of the Fund, and when declared, the Fund will pay these distributions to Shareholders out of assets legally available for distribution.

www.hamiltonlane.com	HL SCOPE RIC LLC	54

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to the Fund’s Business and Structure (Continued)

Amount or Frequency of Distributions Not Guaranteed (Continued)

While the Adviser may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to the Fund’s income, the Fund cannot assure investors that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Registration Statement. In addition, the inability to satisfy the asset coverage test applicable to the Fund as a registered closed-end management investment company may limit the Fund’s ability to pay distributions. All distributions will be paid as, if and when authorized by the Board, or as delegated by the Board, the officers of the Fund, and declared by the Fund and will depend on the Fund’s earnings, financial condition, maintenance of the Fund’s RIC status, compliance with applicable investment company regulations, compliance with Delaware law and such other factors as the Board of the Fund’s officers, as applicable, may deem relevant from time to time. The Fund cannot assure investors that it will pay distributions to Shareholders in the future. In the event that the Fund encounters delays in locating suitable investment opportunities, it may pay all or a substantial portion of the Fund’s distributions from the proceeds of the Offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in the Shares, which may result in you recognizing more gain (or less loss) when your Shares are sold. Distributions from the proceeds of the Offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in the Fund’s investments.

Regulatory Risks

The Fund’s ability to enter into transactions with its affiliates will be restricted

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or portfolio investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or portfolio investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the portfolio investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the Investment Company Act. The Adviser and certain funds advised by the Adviser have received a Section 17(d) Order from the SEC that permits the Fund to, among other things and subject to certain conditions, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another Investment Company Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

www.hamiltonlane.com	HL SCOPE RIC LLC	55

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Regulatory Risks (Continued)

The Fund’s ability to enter into transactions with its affiliates will be restricted (Continued)

Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Independent Directors must be able to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.

The Fund’s ability to enter into transactions involving derivatives and financial commitment transactions may be limited

Certain exemptions in Rule 18f-4 under the Investment Company Act permit the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest in private funds that can be drawn at the discretion of the private fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying private funds, it will treat the date of the transfer agreement to purchase the interest in a specific private fund as the trade date for determining whether the purchase of the private fund qualifies for the exemption for non-standard settlement cycle securities transactions.

Reliance on Third-Party Service Provider

The Fund is reliant on the performance of third-party services providers including the Adviser, the Administrative Agent, the Fund’s auditor and the marketing service providers. Failure by such third-party service providers to perform in accordance with the terms of their appointment could have a material detrimental impact on the operation of the Fund. The third-party service providers may fail to perform or otherwise not perform in a manner that promotes the interests of the Fund. This may include systems failures and security breaches that could significantly disrupt the Fund’s business.

www.hamiltonlane.com	HL SCOPE RIC LLC	56

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Regulatory Risks (Continued)

Reliance on Third-Party Service Provider (Continued)

In particular, in the case of voluntary withdrawal of the Adviser or of its removal by the Fund or in the case that the Adviser is no longer authorized or in the case of insolvency of the Adviser, the Board must take all necessary measures in order to replace the Adviser. There is no guarantee that the Fund will be able to find a replacement Adviser of the same caliber and providing the same level of service.

Information Technology Systems

The Fund is dependent on the Adviser to provide a variety of management services, including execution of the Fund’s strategy. The Adviser depends on information technology systems to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the Fund’s performance.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

Risks Related to an Investment in Shares

Material Federal Income Tax Risks

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually thereafter, as a RIC. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.

www.hamiltonlane.com	HL SCOPE RIC LLC	57

HL SCOPE RIC LLC

Fund Information (Unaudited) (Continued)
December 31, 2025

RISK FACTORS (CONTINUED)

Risks Related to an Investment in Shares (Continued)

Material Federal Income Tax Risks (Continued)

The Fund currently expects that it will meet these requirements. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible, which may result in the Fund being subject to corporate income tax.

The Fund may have difficulty paying the Fund’s required distributions if it recognizes income before or without receiving cash representing such income

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with pay-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or the Fund may engage in transactions, including debt modifications or exchanges, that require the Fund to recognize income without the corresponding receipt of cash. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discount and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Some of the Fund’s investments may be subject to corporate-level income tax

The Fund may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.

Legislative or regulatory tax changes could adversely affect investors

It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. For example, legislation enacted in July 2025 includes significant modifications to existing U.S. federal income tax rules. Any other new tax laws, regulations or interpretations thereof could affect the taxation of the Fund or its Shareholders and the impact of any potential tax law changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding potential changes in tax laws and the impact of any such changes on their investment in the Fund.

www.hamiltonlane.com	HL SCOPE RIC LLC	58

HL SCOPE RIC LLC

Privacy Notice (Unaudited)
December 31, 2025

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

www.hamiltonlane.com	HL SCOPE RIC LLC	59

HL SCOPE RIC LLC

Privacy Notice (Unaudited) (Continued)
December 31, 2025

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

www.hamiltonlane.com	HL SCOPE RIC LLC	60

Investment Adviser

Hamilton Lane Advisors, L.L.C.

110 Washington St, Ste. 1300

Conshohocken, PA 19428

www.hamiltonlane.com

Custodian

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Fund Administrator, Transfer Agent, and Fund Accountant

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

KPMG LLP

1735 Market Street

Philadelphia, Pennsylvania 19103

1.(b) Not Applicable.

Item 2. Code of Ethics.

(a)	HL SCOPE RIC LLC (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	The Board of Directors of the Registrant (the “Board of Directors” and individually, the “Directors”) has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Directors, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Directors believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Directors notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed to the Fund for the last fiscal year and the period April 1, 2024 (commencement of operations) through December 31, 2024 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $215,000 for 2025 and $139,500 for 2024.

(b)	Audit-Related Fees

The aggregate fees billed to the Fund for the last fiscal year and the period April 1, 2024 (commencement of operations) through December 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2025 and $0 for 2024.

(c)	Tax Fees

The aggregate fees billed to the Fund for the last fiscal year and the period April 1, 2024 (commencement of operations) through December 31, 2024 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2025 and $0 for 2024.

(d)	All Other Fees

The aggregate fees billed to the Fund for the last fiscal year and the period April 1, 2024 (commencement of operations) through December 31, 2024 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2025 and $0 for 2024.

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	0%

(f)	Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year and the period April 1, 2024 (commencement of operations) through December 31, 2024 were $0 for 2025 and $0 for 2024.

(h)           The Registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Hamilton Lane Advisors, L.L.C.

PROXY POLICY AND PROCEDURE

INTRODUCTION

The Adviser acts as the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton Lane has adopted the following policies and procedures to provide information on Hamilton Lane’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton Lane.

GENERAL GUIDELINES

Hamilton Lane’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton Lane considers shareholders best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton Lane has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton Lane’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton Lane typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton Lane may conduct research internally and/or use the resources of an independent research consultant. Hamilton Lane may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton Lane acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton Lane’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton Lane, any affiliate or any person associated with Hamilton Lane will be considered only to the extent that Hamilton Lane has actual knowledge of such relationships. Hamilton Lane then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton Lane’s interests or the interests of a person affiliated with Hamilton Lane on the other, Hamilton Lane will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton Lane may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton Lane to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton Lane will not discuss with members of the public how they intend to vote on any particular proxy proposal.

[1]	Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

ISS PROXYEDGE

Hamilton Lane has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton Lane’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton Lane’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton Lane’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton Lane has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Hamilton Lane’s behalf based on policy guidelines chosen at the time Hamilton Lane entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton Lane’s behalf without first receiving Hamilton Lane’s specific voting instructions via ProxyExchange.

Hamilton Lane has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton Lane has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton Lane will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton Lane has instructed ISS not to cast a vote on Hamilton Lane’s behalf unless Hamilton Lane provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

HL SCOPE RIC LLC

The Fund invests primarily in Direct Credit Investments. While it is unlikely that the Fund will receive notices or proxies from Direct Credit Investments (or in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Fund Investments, the responsibility for decisions regarding proxy voting for securities held by the Fund lies with Hamilton Lane as the Fund’s advisor. Hamilton Lane will vote such proxies in accordance with the proxy policies and procedures noted above.

The Fund will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton Lane is presently either an adviser or sub-adviser are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton Lane portfolio manager only.

[2]	Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Hamilton Lane’s custodian banks. Hamilton Lane generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any Director or officer against any liability to us or our Shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

As of the date of this report, the biographies of certain of Hamilton Lane Advisors, L.L.C.’s (the “Adviser” or “Hamilton Lane”) investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below. During the period covered by this report, there were no changes to the Registrant’s Portfolio Managers.

Mario Giannini, Executive Co-Chairman

Mr. Giannini is Executive Co-Chairman and a member of the Hamilton Lane Board of Directors. He also serves on various investment committees.

Mr. Giannini served as Hamilton Lane’s Chief Executive Officer for 22 years, responsible for the firm’s strategic direction, management structure and process. He played a significant role in providing client services to the firm’s numerous clients and marketing the firm’s products and services.

Mr. Giannini received a J.D. from Boston College, a Master of Laws degree from the University of Virginia, and a B.A. from California State University.

Juan Delgado-Moreira, Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s investment committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe. Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Brian Charles Gildea, Co-Head of Evergreen Portfolio Management

Mr. Gildea is a Managing Director and Co-Head of Evergreen Portfolio Management. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Mr. Gildea has more than 25 years of private markets investment experience, spanning private markets asset classes and strategies. Mr. Gildea joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Mr. Gildea serves as Vice Chairman of the Board of Philadelphia Financial Scholars.

Thomas Kerr, Co-Head of Investments, Co-Head of Secondary Investments

Mr. Kerr is a Managing Director, Co-Head of Investments and Co-Head of Secondaries. Mr. Kerr is responsible for the strategic direction and oversight of each of Hamilton Lane’s investment platforms and sits on a number of the firm’s Investment Committees. In addition, Mr. Kerr is responsible for the management of the Secondary Investment platform, where he is active in secondary deal sourcing and execution. Mr. Kerr is also a member of the firm’s Technology Committee, where he helps coordinate the firm’s dedication to tech-enablement and the digitization of private markets.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Richard Hope, Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew (Drew) Schardt, Co-Head of Direct Equity Investments

Mr. Schardt is a Co-Head of Direct Equity Investments at Hamilton Lane. In his role as Co-Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. He is also a member of the firm's Investment Committee. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A. from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Bryan Jenkins, Head of Portfolio Strategy & Research

Mr. Jenkins is a Managing Director and Head of the Portfolio Strategy & Research, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Jacqueline Rantanen, Managing Director, Evergreen Portfolio Management

Ms. Rantanen is a Managing Director on the Evergreen Portfolio Management team, where she is responsible for leading the investor solutions function with a focus on the continued expansion of our growing retail platform. Ms. Rantanen also serves as a member of the Investment, Responsible Investment and Executive Committees.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Stephen Brennan, Managing Director, Co-Head of Evergreen Portfolio Management

Mr. Brennan is a Managing Director and Co-Head of Evergreen Portfolio Management, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.

Previously, Mr. Brennan held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Mr. Brennan serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Mr. Brennan held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Erik Hirsch, Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction and operations. Mr. Hirsch serves on the firm’s Investment Committees as well as the Board of Directors.

On behalf of Hamilton Lane, Mr. Hirsch is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant environmental, social and governance data on behalf of private companies. Hamilton Lane is a founding partner of Novata. Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch is a frequently quoted expert on the private equity industry, both in the print and broadcast media, and is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Prior to joining Hamilton Lane in 1999, Mr. Hirsch was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is Vice Chairman and a trustee of the University of Virginia’s College Foundation, and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett, Managing Director and Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and Head of Infrastructure and Real Assets, based in the Portland office, where he is an Investment Committee member and leads investment activities across real estate, infrastructure and natural resources.

Prior to joining Hamilton Lane, Mr. Burnett was a Managing Director and Principal of Real Asset Portfolio Management LLC. Mr. Burnett joined Real Asset Portfolio Management LLC (“RAPM”) in 2012 to focus on energy, infrastructure and minerals and mining, with a secondary focus on real estate investments. Mr. Burnett co-led the sale of RAPM to Hamilton Lane in 2017 and continues to focus on the non-real estate sectors of real assets across primary funds, secondaries and direct equity opportunities for Hamilton Lane’s clients and managed accounts. Prior to joining RAPM, Mr. Burnett worked at R.V. Kuhns & Associates (“RVK”). Prior to joining RVK, Mr. Burnett worked in the Development and Investment group of Trammell Crow Company and as an Associate on FLAG Capital Management’s Real Assets investment funds. Mr. Burnett began his career as a management consultant for the Monitor Group.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers(1)

(As of December 31, 2025)

	Number of Other Accounts Managed and Total Value of
	Assets by Account Type for Which There is No			Number of Other Accounts and Total Value of Assets for
	Performance-Based Fee:			Which Advisory Fee is Performance-Based:
	Registered	Other pooled		Registered	Other pooled
	investment	investment		investment	investment
Name	companies	vehicles	Other accounts	companies	vehicles	Other accounts
Mario Giannini	2 accounts,	30 accounts,	33 accounts,	3 accounts,	43 accounts,	13 accounts,
	$1,106,143,035	$8,461,837,788	$12,143,400,000	$5,632,591,094	$22,151,847,209	$2,385,000,000
Juan Delgado-Moreira	2 accounts,	34 accounts,	37 accounts,	3 accounts,	57 accounts,	13 accounts,
	$1,106,143,035	$8,840,196,879	$13,238,400,000	$5,632,591,094	$25,203,336,349	$2,385,000,000
Brian Charles Gildea	2 accounts,	3 accounts,		3 accounts,	12 accounts,
	$1,106,143,035	$1,663,227,869	0	$5,632,591,094	$9,379,245,987	0
Thomas Kerr	2 accounts,	13 accounts,	10 accounts,	3 accounts,	50 accounts,	6 accounts,
	$1,106,143,035	$4,177,366,985	$5,857,000,000	$5,632,591,094	$23,754,017,178	$1,535,000,000
Richard Hope	2 accounts,	15 accounts,	9 accounts,	3 accounts,	52 accounts,	7 accounts,
	$1,106,143,035	$4,733,210,420	$5,617,000,000	$5,632,591,094	$27,787,271,975	$1,685,000,000
Andrew Schardt	2 accounts,	15 accounts,	10 accounts,	3 accounts,	51 accounts,	7 accounts,
	$1,106,143,035	$4,686,425,571	$5,857,000,000	$5,632,591,094	$21,299,880,272	$1,435,000,000
Bryan Jenkins	2 accounts,	2 accounts,		3 accounts,	5 accounts,
	$1,106,143,035	$1,612,712,718	0	$5,632,591,094	$7,408,557,403	0
Jacqueline Rantanen	2 accounts,	29 accounts,	33 accounts,	3 accounts,	27 accounts,	13 accounts,
	$1,106,143,035	$8,411,322,637	$12,143,400,000	$5,632,591,094	$12,926,002,755	$2,360,000,000
Stephen Brennan	2 accounts,	29 accounts,	33 accounts,	3 accounts,	27 accounts,	13 accounts,
	$1,106,143,035	$8,411,322,637	$12,143,400,000	$5,632,591,094	$12,926,002,755	$2,360,000,000
Erik Hirsch	2 accounts,	32 accounts,	35 accounts,	3 accounts,	49 accounts,	13 accounts,
	$1,106,143,035	$8,749,946,879	$12,578,400,000	$5,632,591,094	$27,593,658,681	$2,385,000,000
Brent Burnett	2 accounts,	31 accounts,	37 accounts,	3 accounts,	41 accounts,	13 accounts,
	$1,106,143,035	$8,501,572,637	$13,238,400,000	$5,632,591,094	$16,884,537,173	$2,360,000,000

(1)	Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients. The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Dollar Range of Securities
Beneficially Owned by
Portfolio Managers
Name of Investment Committee Member	(As of December 31, 2025)
Mario Giannini	None
Juan Delgado-Moreira	None
Brian Charles Gildea	None
Thomas Kerr	None
Richard Hope	None
Andrew Schardt	None
Bryan Jenkins	None
Jacqueline Rantanen	None
Stephen Brennan	None
Erik Hirsch	None
Brent Burnett	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the 1940 Act Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HL SCOPE RIC LLC

By:	/s/ Andrew Schardt

Andrew Schardt, President

(Director, President and Principal Executive
Officer)

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

HL SCOPE RIC LLC

By:	/s/ Andrew Schardt

Andrew Schardt, President

(Director, President and Principal Executive
Officer)

Date: March 5, 2026

HL SCOPE RIC LLC

By:	/s/ Kaylin Liu

Kaylin Liu

(Treasurer and Principal Financial Officer)

Date: March 5, 2026